UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – September 30, 2018

Item 1: Reports to Shareholders

Annual Report | September 30, 2018
Vanguard PRIMECAP Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	5
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangement.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Fund returned nearly 23% for the 12 months ended September 30, 2018, ahead of the return of its benchmark, the Standard & Poor’s 500 Index, and a bit behind the average return of its peers.

• The broad U.S. stock market advanced nearly 18% as corporate earnings remained strong and the U.S. economy continued to grow. However, stocks endured a stretch of volatility earlier in 2018 before rebounding.

• Growth stocks outperformed their value brethren over the period, and large- and small-capitalization stocks generally surpassed mid-caps.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s information technology stocks advanced nearly 40%, ahead of those in the benchmark, and contributed about 13 percentage points to return. Its health care stocks returned about 18% and added about 4 percentage points to return. The fund also benefited from its industrial stocks.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	22.86%
Admiral™ Shares	22.95
S&P 500 Index	17.91
Multi-Cap Growth Funds Average	23.04
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
PRIMECAP Fund Investor Shares	14.04%
S&P 500 Index	11.97
Multi-Cap Growth Funds Average	11.84
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.39%	0.32%	1.17%

The fund expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratios were 0.38% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Growth Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

4

Advisor’s Report

For the fiscal year ended September 30, 2018, Vanguard PRIMECAP Fund returned 22.86% for Investor Shares and 22.95% for Admiral Shares, exceeding the 17.91% return of the fund’s benchmark, the Standard & Poor’s 500 Index, and slightly trailing the 23.04% average return of the fund’s multi-capitalization growth fund competitors.

Relative to the S&P 500, sector allocation and stock selection each added to relative results. The fund’s information technology holdings were the primary driver of outperformance, as the fund’s overweight allocation and strong stock selection both benefited results.

The investment environment

The fiscal year ended September 30, 2018, featured a strengthening U.S. economy and robust U.S. equity market returns. The American consumer remained upbeat given healthy gains in employment, real disposable personal income, and household net worth. Consumer confidence measures, in turn, climbed to historically elevated levels, including a notable recent uptick in sentiment from lower-income households.

On the corporate side, federal tax legislation in late 2017 catalyzed the best earnings growth since the immediate aftermath of the global financial crisis, and a broad deregulatory agenda helped usher business sentiment to decade-high levels. Various gauges of business activity registered consistent expansion throughout the year, and forward-looking indicators remained encouraging.

While the growth momentum in the U.S. economy ultimately translated into equity strength, the path was not linear. The equity market rose rapidly through late January on tax-law enthusiasm and consequent upgrades to forward earnings. Market volatility resurfaced in early 2018 as combative trade rhetoric and the regulatory scrutiny of key technology companies escalated. The market corrected lower by more than 10% and largely hovered at these subdued levels for several months.

The undeniable fitness of the underlying economy, coupled with key trade resolutions, lifted the equity markets back into record-setting territory by late August. Cyclical sectors led the way during the fiscal year, with information technology returning 38% and consumer discretionary returning 35%, while defensive sectors generally underperformed the market averages.

Outlook for U.S. equities

As we look beyond the reporting period, we remain cautiously optimistic. This calendar year’s above-trend gross domestic product (GDP) growth and exceptional corporate earnings growth will likely decelerate next year, but solid growth on both fronts should endure. The S&P 500’s forward price-earnings

5

(P/E) valuation (16.8 times) sits slightly above its 25-year historical average (16.1 times), while financial conditions remain fairly accommodative despite rising U.S. Treasury yields and a strengthening U.S. dollar.

The market’s valuation is thus reasonable overall, in our view. Our largest sector positions continue to be in information technology, health care, and industrials, where we believe our holdings enjoy a combination of strong secular growth, improved industry dynamics, and sensible valuations.

As the fiscal year closed, domestic strength increasingly contrasted with signs of emerging weakness abroad. While U.S. outperformance in this scenario is neither unprecedented nor alarming given superior fundamentals, synchronous global growth is a better environment for U.S. equities. And yet the markets are sounding early warnings, particularly in China, where deteriorating U.S.-China relations have contributed to a slumping equity market and a beleaguered yuan.

The risk of broader trade-induced tumult has diminished somewhat with each preliminary trade agreement announced by the Trump administration, but these developments focus the attention on China, the original and largest target of trade ire. As we have indicated previously, we are still hopeful that trade-inspired economic and geopolitical risks will continue to subside, even as we acknowledge few signs of progress in this specific dispute. We invest in many companies and industries––such as semiconductors and airlines––that maintain a cyclical bent. These companies rely heavily on international commerce and on global growth more broadly, and some are especially dependent on constructive U.S.-China relations.

Portfolio update

The portfolio maintained large overweight positions in information technology, health care, and industrial stocks. These sectors made up 71% of average assets compared with their 44% combined weighting in the S&P 500. The portfolio was equal-weighted consumer discretionary at 10% of average assets. The fund maintained an underweight position in all other sectors, particularly consumer staples, energy, financials, and telecommunication services. The fund had limited or no exposure to several smaller sectors, including materials, real estate, and utilities.

Information technology was the primary driver of relative outperformance during the fiscal year. The fund maintained a large overweight position (30% of average assets versus 20% for the S&P 500), and stock selection was effective overall. Key

6

stocks included NetApp (+99%), Adobe Systems (+81%), NVIDIA (+58%), and Microsoft (+56%).

Health care was also a large overweight position, but it did not influence relative performance given the sector’s in-line return of 18% and mixed stock selection. Bioverativ (+84%) and Eli Lilly (+29%) largely offset the drag from Roche (–1%) and Novartis (+3%).

Stock selection in the fund’s industrials portfolio boosted relative results, though this largely stemmed from avoiding General Electric’s 52% decline. Performance in the fund’s large airline holdings was mixed and detracted slightly overall.

Stock selection elsewhere was unfavorable in aggregate, primarily because of our limited exposure to Amazon (+108%) and Netflix (+106%).

As of September 30, 2018, the fund’s top ten holdings made up 39% of assets.

Advisor perspectives

Information technology has been a consistent source of outperformance for the fund. In recent years, our significant ownership in technology companies, particularly semiconductor stocks, has been an extraordinarily reliable driver of annual upside.

Such trends tend not to persist indefinitely. That said, we continue to expect demand for semiconductors and software products––and technology and innovation in general––to outpace demand for goods and services more broadly. We also view the sector’s modest valuation premium (18.3 times forward P/E) as largely justified and, of note, not remotely similar to the valuation distortions of technology euphoria in previous eras.

As our assessment of company-level risk/reward has evolved after years of outperformance, we have reduced several positions. And if fundamentals or sentiment were to shift after a strong multiyear run, we acknowledge the potential for performance reversion. But, importantly, our ownership is in companies, not sectors, and our conviction is in these companies’ immense opportunities in an increasingly technology-centric world. Our holdings thus continue to constitute a meaningful portfolio overweight.

In contrast to our information technology holdings, our health care holdings have generally performed below our expectations in recent years, implying that the projected upside we envisioned from favorable demographics and company-level innovation remains intact. The airlines have also underperformed of late, and now trade at a roughly ten times forward

7

P/E valuation despite continued growth in travel demand. Even as oil prices increase, the airlines’ substantial earnings power corroborates our contrarian view that this time can indeed be different.

Conclusion

As bottom-up stock pickers, we search for opportunities to invest in stocks with long-term prospects that we find to be materially better than market prices imply. This approach to stock selection, which drives portfolio composition and therefore sector allocation, often results in portfolios that bear little resemblance to market indexes, creating the possibility for lengthy periods of relative outperformance or underperformance. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 18, 2018

8

PRIMECAP Fund

Fund Profile
As of September 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.39%	0.32%
30-Day SEC Yield	1.17%	1.24%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	135	506	3,825
Median Market Cap	$100.3B	$113.8B	$73.9B
Price/Earnings Ratio	20.3x	21.5x	21.0x
Price/Book Ratio	4.2x	3.3x	3.1x
Return on Equity	15.6%	16.2%	14.9%
Earnings Growth Rate	11.0%	8.2%	8.5%
Dividend Yield	1.4%	1.8%	1.7%
Foreign Holdings	13.4%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	2.8%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.87	0.87
Beta	1.11	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	8.3%	10.3%	10.8%
Consumer Staples	0.0	6.7	6.0
Energy	0.9	6.0	5.8
Financials	7.5	13.3	13.8
Health Care	24.2	15.1	14.6
Industrials	20.4	9.7	10.4
Information
Technology	38.2	21.0	20.8
Materials	0.4	2.4	2.9
Real Estate	0.0	2.7	3.6
Telecommunication
Services	0.1	10.0	8.5
Utilities	0.0	2.8	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Adobe Systems Inc.	Application Software	5.6%
Biogen Inc.	Biotechnology	4.7
Alphabet Inc.	Internet Software &
	Services	4.6
Eli Lilly & Co.	Pharmaceuticals	4.5
Microsoft Corp.	Systems Software	4.2
Amgen Inc.	Biotechnology	3.4
FedEx Corp.	Air Freight &
	Logistics	3.3
Texas Instruments Inc.	Semiconductors	3.2
Southwest Airlines Co.	Airlines	3.2
Airbus SE	Aerospace &
	Defense	2.1
Top Ten		38.8%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.38% for Investor Shares and 0.31% for Admiral Shares.

9

PRIMECAP Fund

Investment Focus

10

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Fund*Investor Shares	22.86%	17.18%	14.04%	$37,212
• S&P 500 Index	17.91	13.95	11.97	30,962
Multi-Cap Growth Funds Average	23.04	13.23	11.84	30,628
Dow Jones U.S. Total Stock Market
Float Adjusted Index	17.58	13.42	12.05	31,191

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	22.95%	17.27%	14.14%	$187,620
S&P 500 Index	17.91	13.95	11.97	154,811
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.58	13.42	12.05	155,955

See Financial Highlights for dividend and capital gains information.

11

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

12

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.2%)
Consumer Discretionary (8.0%)
	Sony Corp. ADR	17,572,750	1,065,787
	Ross Stores Inc.	8,354,972	827,978
	TJX Cos. Inc.	4,768,992	534,222
1	Whirlpool Corp.	4,097,472	486,575
	Carnival Corp.	7,249,595	462,307
*,^,1 Mattel Inc.		26,146,638	410,502
*	Amazon.com Inc.	194,765	390,114
	Royal Caribbean
	Cruises Ltd.	2,875,433	373,634
	L Brands Inc.	10,674,073	323,424
	Walt Disney Co.	2,600,000	304,044
	Comcast Corp. Class A	1,947,900	68,975
	Marriott International
	Inc.Class A	490,300	64,734
*	Charter Communications
	Inc. Class A	136,000	44,320
	MGM Resorts
	International	1,494,600	41,714
	Restaurant Brands
	International Inc.	522,900	30,998
	CBS Corp. Class B	537,767	30,895
*	Ulta Beauty Inc.	103,500	29,199
	Hilton Worldwide
	Holdings Inc.	295,366	23,860
	Las Vegas Sands Corp.	361,500	21,448
	McDonald’s Corp.	101,800	17,030
*	Netflix Inc.	34,950	13,076
	Newell Brands Inc.	564,000	11,449
	Entercom
	Communications Corp.
	Class A	353,458	2,792
	Adient plc	69,700	2,740
			5,581,817

		Market
		Value•
	Shares	($000)
Consumer Staples (0.0%)
Constellation Brands Inc.
Class A	5,600	1,208
Philip Morris International
Inc.	6,600	538
Altria Group Inc.	7,100	428
		2,174
Energy (0.8%)
EOG Resources Inc.	1,898,500	242,192
Schlumberger Ltd.	2,467,700	150,332
*,^ Transocean Ltd.	7,928,573	110,603
Noble Energy Inc.	2,185,600	68,169
National Oilwell Varco
Inc.	375,700	16,185
Hess Corp.	100,000	7,158
Pioneer Natural
Resources Co.	2,800	488
		595,127
Financials (7.3%)
JPMorgan Chase & Co.	11,318,808	1,277,214
Wells Fargo & Co.	21,973,047	1,154,903
Charles Schwab Corp.	17,269,645	848,803
Marsh & McLennan
Cos. Inc.	6,496,476	537,389
Bank of America Corp.	8,092,432	238,403
Discover Financial
Services	2,855,424	218,297
Progressive Corp.	2,815,700	200,027
US Bancorp	3,707,325	195,784
CME Group Inc.	896,318	152,562
Citigroup Inc.	2,008,900	144,119
American Express Co.	372,100	39,625
Travelers Cos. Inc.	287,601	37,305
Chubb Ltd.	41,133	5,497
		5,049,928
Health Care (23.6%)
* Biogen Inc.	9,221,680	3,258,112
Eli Lilly & Co.	28,869,415	3,097,977

13

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
	Amgen Inc.	11,536,934	2,391,491
	Roche Holding AG	4,863,894	1,176,165
*	Boston Scientific Corp	. 29,533,304	1,137,032
	Novartis AG ADR	12,934,406	1,114,429
	AstraZeneca plc ADR	27,137,088	1,073,815
	Thermo Fisher
	Scientific Inc.	2,600,020	634,613
	Medtronic plc	4,824,770	474,613
	Bristol-Myers Squibb
	Co.	7,088,052	440,026
	Abbott Laboratories	5,958,088	437,085
*	BioMarin
	Pharmaceutical Inc.	4,111,763	398,718
*,2	Siemens Healthineers
	AG	3,977,700	174,769
	CVS Health Corp.	2,111,815	166,242
	Merck & Co. Inc.	1,500,000	106,410
	Agilent Technologies
	Inc.	1,179,760	83,220
	Zimmer Biomet
	Holdings Inc.	603,380	79,326
	Sanofi ADR	1,008,000	45,027
	Johnson & Johnson	265,000	36,615
	Stryker Corp.	180,000	31,982
	GlaxoSmithKline plc
	ADR	560,000	22,495
			16,380,162
Industrials (19.8%)
	FedEx Corp.	9,572,126	2,304,872
1	Southwest Airlines Co.	35,149,162	2,195,065
	Airbus SE	11,581,190	1,453,950
*,1	United Continental
	Holdings Inc.	15,835,494	1,410,309
1	American Airlines
	Group Inc.	30,326,913	1,253,411
	Siemens AG	7,241,026	925,874
	Caterpillar Inc.	5,497,345	838,290
	Delta Air Lines Inc.	11,743,466	679,125
	Deere & Co.	3,168,101	476,261
	Honeywell
	International Inc.	2,333,098	388,227
	Union Pacific Corp.	2,313,325	376,679
	Alaska Air Group Inc.	4,996,700	344,073
	Boeing Co.	893,700	332,367
	United Parcel Service
	Inc. Class B	2,125,170	248,114
	Textron Inc.	2,800,000	200,116
	CSX Corp.	1,410,000	104,410
	United Technologies
	Corp.	495,000	69,206
*	TransDigm Group Inc.	128,600	47,878
	Pentair plc	1,030,000	44,650
	Rockwell Automation
	Inc.	180,680	33,881

			Market
			Value•
		Shares	($000)
	nVent Electric plc	1,030,000	27,975
*	Ryanair Holdings plc
	ADR	250,000	24,010
*	Herc Holdings Inc.	142,000	7,270
			13,786,013
Information Technology (37.2%)
*	Adobe Systems Inc.	14,317,657	3,865,051
	Microsoft Corp.	25,349,468	2,899,219
	Texas Instruments Inc.	20,519,555	2,201,543
*	Alphabet Inc. Class C	1,345,943	1,606,343
*	Alphabet Inc. Class A	1,327,689	1,602,627
*	Micron Technology Inc.	31,080,100	1,405,753
*	Alibaba Group Holding
	Ltd. ADR	8,330,680	1,372,563
1	NetApp Inc.	14,540,200	1,248,858
	NVIDIA Corp.	3,805,000	1,069,281
	HP Inc.	31,606,290	814,494
	QUALCOMM Inc.	10,568,214	761,228
	Intuit Inc.	3,308,615	752,379
	Hewlett Packard
	Enterprise Co.	44,542,514	726,488
	Cisco Systems Inc.	14,502,650	705,554
	Intel Corp.	14,280,800	675,339
	KLA-Tencor Corp.	6,322,700	643,082
	Telefonaktiebolaget
	LM Ericsson ADR	72,702,590	639,783
	Activision Blizzard Inc.	5,609,000	466,613
	Oracle Corp.	6,300,429	324,850
	Analog Devices Inc.	2,912,960	269,332
1	Plantronics Inc.	3,672,300	221,440
	Corning Inc.	5,642,950	199,196
	Visa Inc. Class A	1,296,000	194,517
	DXC Technology Co.	1,970,168	184,250
*	Dell Technologies Inc.
	Class V	1,460,000	141,795
	Apple Inc.	547,500	123,593
*	BlackBerry Ltd.	10,854,800	123,528
*	PayPal Holdings Inc.	1,097,600	96,413
*	Altaba Inc.	1,307,300	89,053
*	salesforce.com Inc.	538,400	85,622
^	Micro Focus
	International plc ADR	4,427,540	81,821
	Entegris Inc.	2,650,322	76,727
*	eBay Inc.	2,263,900	74,754
	Perspecta Inc.	1,264,905	32,533
*	Keysight Technologies
	Inc.	383,290	25,404
	Mastercard Inc. Class A	50,350	11,208
	Applied Materials Inc.	244,400	9,446
*	Rambus Inc.	554,197	6,046
*	Arista Networks Inc.	1,300	346
			25,828,072

14

PRIMECAP Fund

		Market
		Value•
	Shares	($000)
Materials (0.4%)
Praxair Inc.	905,200	145,493
DowDuPont Inc.	1,647,555	105,954
Albemarle Corp.	465,500	46,448
		297,895
Real Estate (0.0%)
Equinix Inc.	12,000	5,195

Telecommunication Services (0.1%)
* T-Mobile US Inc.	581,900	40,838
Total Common Stocks
(Cost $27,083,349)		67,567,221
Temporary Cash Investment (3.0%)
Money Market Fund (3.0%)
[3,4] Vanguard Market
Liquidity Fund,
2.209%
(Cost $2,087,817)	20,879,627	2,087,963
Total Investments (100.2%)
(Cost $29,171,166)		69,655,184
Other Assets and Liabilities (-0.2%)
Other Assets		96,299
Liabilities [3]		(264,361)
Net Assets (100%)		69,487,122

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	60,341,061
Affiliated Vanguard Funds	2,087,963
Other Affiliated Issuers	7,226,160
Total Investments in Securities	69,655,184
Investment in Vanguard	3,517
Receivables for Investment Securities
Sold	117
Receivables for Accrued Income	55,617
Receivables for Capital Shares Issued	29,940
Other Assets	7,108
Total Assets	69,751,483
Liabilities
Payables for Investment Securities
Purchased	(13,692)
Collateral for Securities on Loan	(149,367)
Payables to Investment Advisor	(30,658)
Payables for Capital Shares Redeemed	(21,061)
Payables to Vanguard	(47,373)
Other Liabilities	(2,210)
Total Liabilities	(264,361)
Net Assets	69,487,122

15

PRIMECAP Fund

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,774,080
Undistributed Net Investment Income	512,557
Accumulated Net Realized Gains	3,716,860
Unrealized Appreciation (Depreciation)
Investment Securities	40,484,018
Foreign Currencies	(393)
Net Assets	69,487,122

Investor Shares—Net Assets
Applicable to 48,275,927 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,126,127
Net Asset Value Per Share—
Investor Shares	$147.61

Admiral Shares—Net Assets
Applicable to 407,349,436 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	62,360,995
Net Asset Value Per Share—
Admiral Shares	$153.09

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $138,532,000.
1 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities
of such company.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of this security represented 0.3% of net assets.
3 Includes $149,367,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	841,402
Dividends Received from Affiliated Issuers	56,488
Interest Received from Affiliated Vanguard Fund	43,872
Securities Lending—Net	967
Total Income	942,729
Expenses
Investment Advisory Fees—Note B	117,460
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,556
Management and Administrative—Admiral Shares	69,504
Marketing and Distribution—Investor Shares	1,012
Marketing and Distribution—Admiral Shares	2,389
Custodian Fees	2,044
Auditing Fees	34
Shareholders’ Reports and Proxy—Investor Shares	124
Shareholders’ Reports and Proxy—Admiral Shares	189
Trustees’ Fees and Expenses	87
Total Expenses	206,399
Net Investment Income	736,330
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	3,916,934
Investment Securities Sold—Affiliated Issuers	(315)
Foreign Currencies	16
Realized Net Gain (Loss)	3,916,635
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	7,502,990
Investment Securities—Affiliated Issuers	1,040,706
Foreign Currencies	(1,857)
Change in Unrealized Appreciation (Depreciation)	8,541,839
Net Increase (Decrease) in Net Assets Resulting from Operations	13,194,804
1 Dividends are net of foreign withholding taxes of $19,737,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	736,330	661,415
Realized Net Gain (Loss)	3,916,635	2,951,017
Change in Unrealized Appreciation (Depreciation)	8,541,839	7,556,344
Net Increase (Decrease) in Net Assets Resulting from Operations	13,194,804	11,168,776
Distributions
Net Investment Income
Investor Shares	(78,554)	(92,535)
Admiral Shares	(559,059)	(531,693)
Realized Capital Gain[1]
Investor Shares	(327,320)	(269,344)
Admiral Shares	(2,340,855)	(1,457,828)
Total Distributions	(3,305,788)	(2,351,400)
Capital Share Transactions
Investor Shares	(1,710,759)	(1,160,090)
Admiral Shares	2,994,615	3,216,264
Net Increase (Decrease) from Capital Share Transactions	1,283,856	2,056,174
Total Increase (Decrease)	11,172,872	10,873,550
Net Assets
Beginning of Period	58,314,250	47,440,700
End of Period[2]	69,487,122	58,314,250

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $104,276,000 and $54,261,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $512,557,000 and $440,228,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$126.84	$107.60	$96.99	$104.16	$87.83
Investment Operations
Net Investment Income	1.474[1]	1.398[1]	1.401	1.329	1.124
Net Realized and Unrealized Gain (Loss)
on Investments	26.529	23.145	15.103	(1.631)	19.812
Total from Investment Operations	28.003	24.543	16.504	(. 302)	20.936
Distributions
Dividends from Net Investment Income	(1.400)	(1.356)	(1.114)	(1.160)	(.836)
Distributions from Realized Capital Gains	(5.833)	(3.947)	(4.780)	(5.708)	(3.770)
Total Distributions	(7.233)	(5.303)	(5.894)	(6.868)	(4.606)
Net Asset Value, End of Period	$147.61	$126.84	$107.60	$96.99	$104.16

Total Return[2]	22.86%	23.75%	17.40%	-0.76%	24.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,126	$7,699	$7,588	$7,741	$13,273
Ratio of Total Expenses to Average Net Assets	0.38%	0.39%	0.39%	0.40%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.08%	1.22%	1.37%	1.33%	1.17%
Portfolio Turnover Rate	8%	8%	6%	9%	11%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$131.45	$111.52	$100.53	$108.08	$91.15
Investment Operations
Net Investment Income	1.622[1]	1.528[1]	1.532	1.550	1.286
Net Realized and Unrealized Gain (Loss)
on Investments	27.508	23.981	15.645	(1.784)	20.536
Total from Investment Operations	29.130	25.509	17.177	(.234)	21.822
Distributions
Dividends from Net Investment Income	(1.444)	(1.491)	(1.236)	(1.403)	(.983)
Distributions from Realized Capital Gains	(6.046)	(4.088)	(4.951)	(5.913)	(3.909)
Total Distributions	(7.490)	(5.579)	(6.187)	(7.316)	(4.892)
Net Asset Value, End of Period	$153.09	$131.45	$111.52	$100.53	$108.08

Total Return[2]	22.95%	23.83%	17.48%	-0.69%	24.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$62,361	$50,615	$39,852	$34,773	$30,982
Ratio of Total Expenses to Average Net Assets	0.31%	0.32%	0.33%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.15%	1.29%	1.43%	1.39%	1.26%
Portfolio Turnover Rate	8%	8%	6%	9%	11%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more

21

PRIMECAP Fund

or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2018, the investment advisory fee represented an effective annual rate of 0.18% of the fund’s average net assets.

22

PRIMECAP Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $3,517,000, representing 0.01% of the fund’s net assets and 1.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	63,836,464	3,730,757	—
Temporary Cash Investments	2,087,963	—	—
Total	65,924,427	3,730,757	—

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	169,212
Undistributed (Overdistributed) Net Investment Income	(26,388)
Accumulated Net Realized Gains (Losses)	(142,824)

23

PRIMECAP Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	593,870
Undistributed Long-Term Gains	3,678,495
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	40,483,625

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,171,166
Gross Unrealized Appreciation	41,538,228
Gross Unrealized Depreciation	(1,054,210)
Net Unrealized Appreciation (Depreciation)	40,484,018

F. During the year ended September 30, 2018, the fund purchased $5,228,031,000 of investment securities and sold $5,165,876,000 of investment securities, other than temporary cash investments.

Purchases and sales include $114,642,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	748,854	5,524	573,721	5,070
Issued in Lieu of Cash Distributions	396,358	3,055	353,911	3,324
Redeemed	(2,855,971)	(21,003)	(2,087,722)	(18,215)
Net Increase (Decrease)—Investor Shares	(1,710,759)	(12,424)	(1,160,090)	(9,821)
Admiral Shares
Issued	4,800,588	34,215	4,401,870	36,653
Issued in Lieu of Cash Distributions	2,746,449	20,423	1,880,344	17,051
Redeemed	(4,552,422)	(32,354)	(3,065,950)	(26,006)
Net Increase (Decrease)—Admiral Shares	2,994,615	22,284	3,216,264	27,698

24

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Net	Change in			Sept. 30,
	2017		from	Realized	Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,318,618	NA1	NA1	(315)	161	43,872	—	2,087,963
American Airlines
Group Inc.	NA2	394,278	—	—	(124,798)	9,486	—	1,253,411
Mattel Inc.	304,459	91,125	—	—	14,918	—	—	410,502
NetApp Inc.	634,279	3,551	—	—	611,028	14,513	—	1,248,858
Plantronics Inc.	162,389	—	—	—	59,051	2,203	—	221,440
Southwest
Airlines Co.	1,903,936	60,336	—	—	230,793	19,568	—	2,195,065
United Continental
Holdings Inc.	NA [2]	511,191	—	—	400,018	—	—	1,410,309
Whirlpool Corp.	NA2	470,978	—	—	(150,465)	10,718	—	486,575
Total	6,323,681			(315)	1,040,706	100,360	—	9,314,123

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 Not applicable—at September 30, 2017, the issuer was not an affiliated company of the fund.

I. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard PRIMECAP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard PRIMECAP Fund (one of the funds constituting Vanguard Chester Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

26

Special 2018 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,705,121,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $637,613,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	22.86%	17.18%	14.04%
Returns After Taxes on Distributions	21.32	15.70	13.01
Returns After Taxes on Distributions and Sale of Fund Shares	14.39	13.50	11.50

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,127.14	$2.03
Admiral Shares	1,000.00	1,127.57	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.16	$1.93
Admiral Shares	1,000.00	1,023.51	1.57

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

30

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisory oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP Management has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

31

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112018

Annual Report | September 30, 2018

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Target Retirement Income Fund.	6
Target Retirement 2015 Fund.	18
Target Retirement 2020 Fund.	30
Target Retirement 2025 Fund.	42
Target Retirement 2030 Fund.	54
Target Retirement 2035 Fund.	66
Your Fund’s After-Tax Returns.	81
About Your Fund’s Expenses.	83
Glossary.	85

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2018, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 3.31% for the Target Retirement Income Fund to 8.51% for the Target Retirement 2035 Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Each fund surpassed the average returns of its peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

• For the ten years ended September 30, the funds’ average annual returns ranged from 5.67% for the Target Retirement Income Fund to 8.78% for the Target Retirement 2035 Fund.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Target Retirement Income Fund	3.31%
Target Income Composite Index	3.47
Mixed-Asset Target Today Funds Average	2.82
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	4.54%
Target 2015 Composite Index	4.77
Mixed-Asset Target 2015 Funds Average	4.10
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2020 Fund	5.87%
Target 2020 Composite Index	6.11
Mixed-Asset Target 2020 Funds Average	4.36
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2025 Fund	6.79%
Target 2025 Composite Index	7.08
Mixed-Asset Target 2025 Funds Average	5.46
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard Target Retirement 2030 Fund	7.65%
Target 2030 Composite Index	7.94
Mixed-Asset Target 2030 Funds Average	6.64
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2035 Fund	8.51%
Target 2035 Composite Index	8.80
Mixed-Asset Target 2035 Funds Average	7.90

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
Target Retirement Income Fund	5.67%
Target Income Composite Index	5.78
Spliced Mixed-Asset Target Today Funds Average	5.00
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2015 Fund	6.91%
Target 2015 Composite Index	7.00
Mixed-Asset Target 2015 Funds Average	5.63
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2020 Fund	7.56%
Target 2020 Composite Index	7.75
Mixed-Asset Target 2020 Funds Average	6.07
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2025 Fund	7.98%
Target 2025 Composite Index	8.18
Mixed-Asset Target 2025 Funds Average	6.85
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2030 Fund	8.36%
Target 2030 Composite Index	8.57
Mixed-Asset Target 2030 Funds Average	7.18
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average
Annual Return
Target Retirement 2035 Fund	8.78%
Target 2035 Composite Index	8.99
Mixed-Asset Target 2035 Funds Average	7.92
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.13%	0.42%
Target Retirement 2015 Fund	0.13	0.36
Target Retirement 2020 Fund	0.13	0.42
Target Retirement 2025 Fund	0.14	0.40
Target Retirement 2030 Fund	0.14	0.43
Target Retirement 2035 Fund	0.14	0.40

The fund expense figures shown—drawn from the prospectus dated January 25, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.12% for the Income Fund, 0.13% for the 2015 Fund, 0.13% for the 2020 Fund, 0.13% for the 2025 Fund, 0.14% for the 2030 Fund, and 0.14% for the 2035 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; for the 2030 Fund, Mixed-Asset Target 2030 Funds; and for the 2035 Fund, Mixed-Asset Target 2035 Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U.S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

Target Retirement Income Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTINX
30-Day SEC Yield	2.34%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.3%
Vanguard Total Stock Market Index Fund
Investor Shares	18.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.8
Vanguard Total International Bond Index
Fund Investor Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	11.9

Total Fund Volatility Measures
		Bloomberg
	Target	Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.22
Beta	0.99	0.53

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.12%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement Income Fund*	3.31%	4.52%	5.67%	$17,356
Target Income Composite Index	3.47	4.72	5.78	17,534
Spliced Mixed-Asset Target Today
Funds Average	2.82	3.89	5.00	16,289
Bloomberg Barclays U.S. Aggregate
Bond Index	-1.22	2.16	3.77	14,482

For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.1%)
Vanguard Total Stock Market Index Fund Investor Shares	41,363,957	3,012,123

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	113,619,304	1,972,431

U.S. Bond Funds (54.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	599,174,369	6,189,471
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	115,175,784	2,790,710
		8,980,181
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Investor Shares	243,256,366	2,646,629
Total Investment Companies (Cost $14,163,862)		16,611,364
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $2)	17	2
Total Investments (100.0%) (Cost $14,163,864)		16,611,366
Other Assets and Liabilities (0.0%)
Other Assets		42,619
Liabilities		(40,893)
		1,726
Net Assets (100%)
Applicable to 1,229,101,098 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,613,092
Net Asset Value Per Share		$13.52

Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	16,611,366
Receivables for Investment Securities Sold	15,379
Receivables for Accrued Income	16,592
Receivables for Capital Shares Issued	10,648
Total Assets	16,653,985
Liabilities
Payables for Investment Securities Purchased	16,590
Payables for Capital Shares Redeemed	22,696
Other Liabilities	1,607
Total Liabilities	40,893
Net Assets	16,613,092

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	13,918,275
Undistributed Net Investment Income	16,978
Accumulated Net Realized Gains	230,337
Unrealized Appreciation (Depreciation)	2,447,502
Net Assets	16,613,092

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	413,947
Net Investment Income—Note B	413,947
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,393
Affiliated Funds Sold	259,903
Realized Net Gain (Loss)	261,296
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(139,267)
Net Increase (Decrease) in Net Assets Resulting from Operations	535,976

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	413,947	227,170
Realized Net Gain (Loss)	261,296	87,493
Change in Unrealized Appreciation (Depreciation)	(139,267)	303,251
Net Increase (Decrease) in Net Assets Resulting from Operations	535,976	617,914
Distributions
Net Investment Income	(403,170)	(230,482)
Realized Capital Gain[1]	(68,416)	(34,498)
Total Distributions	(471,586)	(264,980)
Capital Share Transactions
Issued	2,962,286	3,494,664
Issued in Connection with Acquisition of Vanguard Target
Retirement 2010 Fund—Note F	—	4,889,025
Issued in Lieu of Cash Distributions	451,985	252,814
Redeemed	(3,510,565)	(3,134,272)
Net Increase (Decrease) from Capital Share Transactions	(96,294)	5,502,231
Total Increase (Decrease)	(31,904)	5,855,165
Net Assets
Beginning of Period	16,644,996	10,789,831
End of Period[2]	16,613,092	16,644,996

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $7,271,000 and $3,515,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,978,000 and $6,201,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.46	$13.08	$12.59	$12.84	$12.46
Investment Operations
Net Investment Income	. 334[1]	.250[1]	.229	.238	.220
Capital Gain Distributions Received	.001[1]	.004[1]	.007	.015	.002
Net Realized and Unrealized Gain (Loss)
on Investments	.107	.422	.692	(.225)	.572
Total from Investment Operations	.442	.676	.928	.028	.794
Distributions
Dividends from Net Investment Income	(.327)	(.254)	(.227)	(.236)	(.218)
Distributions from Realized Capital Gains	(.055)	(.042)	(.211)	(.042)	(.196)
Total Distributions	(.382)	(.296)	(.438)	(.278)	(.414)
Net Asset Value, End of Period	$13.52	$13.46	$13.08	$12.59	$12.84

Total Return[2]	3.31%	5.26%	7.54%	0.18%	6.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,613	$16,645	$10,790	$10,633	$11,215
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.13%	0.13%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.47%	1.90%	1.78%	1.83%	1.74%
Portfolio Turnover Rate	6%	8%	11%	14%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the

Target Retirement Income Fund

underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	25,746
Undistributed (Overdistributed) Net Investment Income	—
Accumulated Net Realized Gains (Losses)	(25,746)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	22,249
Undistributed Long-Term Gains	225,066
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,447,502

Target Retirement Income Fund

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		14,163,864
Gross Unrealized Appreciation		2,587,813
Gross Unrealized Depreciation		(140,311)
Net Unrealized Appreciation (Depreciation)		2,447,502

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	218,663	264,346
Issued in Connection with Acquisition of Vanguard Target
Retirement 2010 Fund	—	366,108
Issued in Lieu of Cash Distributions	33,394	19,353
Redeemed	(259,138)	(238,265)
Net Increase (Decrease) in Shares Outstanding	(7,081)	411,542

F. On July 21, 2017, the fund acquired all the net assets of Vanguard Target Retirement 2010 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 366,108,000 shares of the fund for 191,723,000 shares of the Vanguard Target Retirement 2010 Fund outstanding as of the close of business on July 21, 2017. The Vanguard Target Retirement 2010 Fund’s net assets as of the close of business on July 21, 2017, of $4,899,025,000, including $810,947,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $11,585,554,000. The net assets of the fund immediately following the acquisition were $16,484,579,000.

Assuming that the acquisition had been completed on October 1, 2016, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2017, would be:

($000)
Net Investment Income	309,270
Realized Net Gain (Loss)	305,963
Change in Unrealized Appreciation (Depreciation)	225,401
Net Increase (Decrease) in Net Assets Resulting from Operations	840,634

Target Retirement Income Fund

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Target Retirement 2010 Fund that have been included in the fund’s statement of operations since July 21, 2017.

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,961	NA1	NA1	(4)	—	52	—	2
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	2,775,481	164,239	87,426	(937)	(60,647)	86,854	—	2,790,710
Vanguard Total
Bond Market II
Index Fund	6,197,174	477,832	236,392	63	(249,206)	162,773	1,393	6,189,471
Vanguard Total
International Bond
Index Fund	2,623,007	101,328	75,441	(449)	(1,816)	58,849	—	2,646,629
Vanguard Total
International Stock
Index Fund	2,014,327	137,633	164,510	17,419	(32,438)	53,899	—	1,972,431
Vanguard Total
Stock Market
Index Fund	3,024,180	189,042	649,750	243,811	204,840	51,520	—	3,012,123
Total	16,637,130	1,070,074	1,213,519	259,903	(139,267)	413,947	1,393	16,611,366
1 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTXVX
30-Day SEC Yield	2.26%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	33.1%
Vanguard Total Stock Market Index Fund
Investor Shares	24.4
Vanguard Total International Stock Index
Fund Investor Shares	16.2
Vanguard Total International Bond Index
Fund Investor Shares	14.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	12.2

Total Fund Volatility Measures
		MSCI US
	Target 2015	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.78
Beta	0.97	0.40

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.13%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2015 Fund*	4.54%	5.92%	6.91%	$19,514
••	Target 2015 Composite Index	4.77	6.13	7.00	19,674
–	Mixed-Asset Target 2015 Funds
	Average	4.10	4.99	5.63	17,297
	MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (24.4%)
Vanguard Total Stock Market Index Fund Investor Shares	54,910,780	3,998,603

International Stock Fund (16.2%)
Vanguard Total International Stock Index Fund Investor Shares	152,776,698	2,652,203

U.S. Bond Funds (45.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	526,791,808	5,441,759
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	82,559,496	2,000,417
		7,442,176
International Bond Fund (14.1%)
Vanguard Total International Bond Index Fund Investor Shares	213,065,254	2,318,150
Total Investment Companies (Cost $12,995,194)		16,411,132
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $3)	25	3
Total Investments (100.0%) (Cost $12,995,197)		16,411,135
Other Assets and Liabilities (0.0%)
Other Assets		92,654
Liabilities		(93,828)
		(1,174)
Net Assets (100%)
Applicable to 1,051,769,027 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,409,961
Net Asset Value Per Share		$15.60

Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	16,411,135
Receivables for Investment Securities Sold	70,000
Receivables for Accrued Income	14,559
Receivables for Capital Shares Issued	8,095
Total Assets	16,503,789
Liabilities
Payables for Investment Securities Purchased	59,858
Payables for Capital Shares Redeemed	32,784
Other Liabilities	1,186
Total Liabilities	93,828
Net Assets	16,409,961

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	12,141,286
Undistributed Net Investment Income	228,826
Accumulated Net Realized Gains	623,911
Unrealized Appreciation (Depreciation)	3,415,938
Net Assets	16,409,961

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	404,958
Net Investment Income—Note B	404,958
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,244
Affiliated Funds Sold	750,928
Futures Contracts	9
Realized Net Gain (Loss)	752,181
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(394,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	763,046

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	404,958	345,920
Realized Net Gain (Loss)	752,181	595,516
Change in Unrealized Appreciation (Depreciation)	(394,093)	374,464
Net Increase (Decrease) in Net Assets Resulting from Operations	763,046	1,315,900
Distributions
Net Investment Income	(344,563)	(327,196)
Realized Capital Gain[1]	(575,173)	(347,122)
Total Distributions	(919,736)	(674,318)
Capital Share Transactions
Issued	2,644,360	3,275,914
Issued in Lieu of Cash Distributions	898,348	660,094
Redeemed	(4,226,220)	(4,806,030)
Net Increase (Decrease) from Capital Share Transactions	(683,512)	(870,022)
Total Increase (Decrease)	(840,202)	(228,440)
Net Assets
Beginning of Period	17,250,163	17,478,603
End of Period[2]	16,409,961	17,250,163

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $3,623,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $228,826,000 and $198,557,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.75	$15.19	$14.90	$15.44	$14.49
Investment Operations
Net Investment Income	. 371[1]	.305[1]	.311	.327	.300
Capital Gain Distributions Received	.001[1]	.005[1]	.007	.018	.002
Net Realized and Unrealized Gain (Loss)
on Investments	.328	.846	.968	(.433)	.996
Total from Investment Operations	.700	1.156	1.286	(.088)	1.298
Distributions
Dividends from Net Investment Income	(.318)	(.289)	(.299)	(.284)	(.261)
Distributions from Realized Capital Gains	(.532)	(.307)	(.697)	(.168)	(.087)
Total Distributions	(.850)	(.596)	(.996)	(.452)	(.348)
Net Asset Value, End of Period	$15.60	$15.75	$15.19	$14.90	$15.44

Total Return[2]	4.54%	7.95%	9.03%	-0.66%	9.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,410	$17,250	$17,479	$18,858	$21,741
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.02%	1.96%	1.95%	1.99%
Portfolio Turnover Rate	7%	7%	9%	16%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2015 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Target Retirement 2015 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	85,382
Undistributed (Overdistributed) Net Investment Income	(30,126)
Accumulated Net Realized Gains (Losses)	(55,256)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	233,762
Undistributed Long-Term Gains	618,975
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,415,938

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	12,995,197
Gross Unrealized Appreciation	3,476,852
Gross Unrealized Depreciation	(60,914)
Net Unrealized Appreciation (Depreciation)	3,415,938

Target Retirement 2015 Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	169,901	216,944
Issued in Lieu of Cash Distributions	58,562	45,555
Redeemed	(271,935)	(318,180)
Net Increase (Decrease) in Shares Outstanding	(43,472)	(55,681)

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1	NA1	NA1	(4)	—	27	—	3
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	1,857,697	241,378	55,769	(682)	(42,207)	60,354	—	2,000,417
Vanguard Total
Bond Market II
Index Fund	5,539,438	476,208	352,950	(2,891)	(218,046) 143,974		1,244	5,441,759
Vanguard Total
International Bond
Index Fund	2,334,226	132,312	146,316	103	(2,175)	52,268	—	2,318,150
Vanguard Total
International Stock
Index Fund	3,034,415	123,274	493,722	61,461	(73,225)	76,111	—	2,652,203
Vanguard Total
Stock Market
Index Fund	4,483,170	277,697	1,396,765	692,941	(58,440)	72,224	—	3,998,603
Total	17,248,947	1,250,869 2,445,522		750,928	(394,093) 404,958		1,244	16,411,135
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.22%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	32.2%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.9
Vanguard Total International Stock Index
Fund Investor Shares	21.3
Vanguard Total International Bond Index
Fund Investor Shares	12.2
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	5.4

Total Fund Volatility Measures
		MSCI US
	Target 2020	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.84
Beta	0.97	0.51

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.13%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2020 Fund*	5.87%	6.92%	7.56%	$20,723
• Target 2020 Composite Index	6.11	7.15	7.75	21,091
Mixed-Asset Target 2020 Funds
Average	4.36	5.22	6.07	18,024
MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (32.2%)
Vanguard Total Stock Market Index Fund Investor Shares	146,416,360	10,662,039

International Stock Fund (21.3%)
Vanguard Total International Stock Index Fund Investor Shares	406,784,332	7,061,776

U.S. Bond Funds (34.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	926,227,770	9,567,933
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	73,213,553	1,773,964
		11,341,897
International Bond Fund (12.2%)
Vanguard Total International Bond Index Fund Investor Shares	371,726,479	4,044,384
Total Investment Companies (Cost $25,527,063)		33,110,096
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $1)	7	1
Total Investments (100.0%) (Cost $25,527,064)		33,110,097
Other Assets and Liabilities (0.0%)
Other Assets		168,992
Liabilities		(165,471)
		3,521
Net Assets (100%)
Applicable to 1,030,390,771 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		33,113,618
Net Asset Value Per Share		$32.14

Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	33,110,097
Receivables for Investment Securities Sold	110,000
Receivables for Accrued Income	25,845
Receivables for Capital Shares Issued	33,147
Total Assets	33,279,089
Liabilities
Payables for Investment Securities Purchased	92,325
Payables for Capital Shares Redeemed	68,550
Other Liabilities	4,596
Total Liabilities	165,471
Net Assets	33,113,618

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,424,731
Undistributed Net Investment Income	458,043
Accumulated Net Realized Gains	647,811
Unrealized Appreciation (Depreciation)	7,583,033
Net Assets	33,113,618

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	751,094
Other Income	270
Net Investment Income—Note B	751,364
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,079
Affiliated Funds Sold	740,473
Futures Contracts	47
Realized Net Gain (Loss)	742,599
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	351,099
Net Increase (Decrease) in Net Assets Resulting from Operations	1,845,062

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	751,364	627,133
Realized Net Gain (Loss)	742,599	205,406
Change in Unrealized Appreciation (Depreciation)	351,099	2,040,744
Net Increase (Decrease) in Net Assets Resulting from Operations	1,845,062	2,873,283
Distributions
Net Investment Income	(641,685)	(540,313)
Realized Capital Gain[1]	(232,702)	(205,071)
Total Distributions	(874,387)	(745,384)
Capital Share Transactions
Issued	7,270,038	8,233,193
Issued in Lieu of Cash Distributions	859,230	733,928
Redeemed	(7,248,867)	(7,374,696)
Net Increase (Decrease) from Capital Share Transactions	880,401	1,592,425
Total Increase (Decrease)	1,851,076	3,720,324
Net Assets
Beginning of Period	31,262,542	27,542,218
End of Period[2]	33,113,618	31,262,542

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $12,707,000 and $6,153,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $458,043,000 and $392,927,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.19	$29.09	$27.52	$28.40	$26.26
Investment Operations
Net Investment Income	.729[1]	.636[1]	.619	.622	.577
Capital Gain Distributions Received	.002[1]	.008[1]	.012	.026	.004
Net Realized and Unrealized Gain (Loss)
on Investments	1.079	2.231	2.065	(.946)	2.054
Total from Investment Operations	1.810	2.875	2.696	(.298)	2.635
Distributions
Dividends from Net Investment Income	(.631)	(.562)	(.591)	(.541)	(.484)
Distributions from Realized Capital Gains	(.229)	(.213)	(.535)	(.041)	(.011)
Total Distributions	(.860)	(.775)	(1.126)	(.582)	(.495)
Net Asset Value, End of Period	$32.14	$31.19	$29.09	$27.52	$28.40

Total Return[2]	5.87%	10.17%	10.05%	-1.13%	10.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,114	$31,263	$27,542	$26,693	$27,488
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.15%	2.14%	2.07%	2.14%
Portfolio Turnover Rate	10%	9%	15%	25%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2020 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Target Retirement 2020 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	87,873
Undistributed (Overdistributed) Net Investment Income	(44,563)
Accumulated Net Realized Gains (Losses)	(43,310)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	472,941
Undistributed Long-Term Gains	632,913
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	7,583,033

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	25,527,064
Gross Unrealized Appreciation	7,844,468
Gross Unrealized Depreciation	(261,435)
Net Unrealized Appreciation (Depreciation)	7,583,033

Target Retirement 2020 Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	229,558	278,945
Issued in Lieu of Cash Distributions	27,347	26,017
Redeemed	(228,859)	(249,268)
Net Increase (Decrease) in Shares Outstanding	28,046	55,694

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

						Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net		Change in	Capital Gain	2018
	Market	Purchases	Securities	Gain		Unrealized	Distributions	Market
	Value	at Cost	Sold	(Loss)	Income	App. (Dep.)	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,904	NA1	NA1	(4)		— 50	—	1
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	1,163,653	661,074	18,767	—	(31,996)	45,929	—	1,773,964
Vanguard Total
Bond Market II
Index Fund	8,935,698	1,711,760	704,165	—	(375,360)	245,617	2,079	9,567,933
Vanguard Total
International Bond
Index Fund	3,748,016	412,176	112,483	(713)	(2,612)	86,795	—	4,044,384
Vanguard Total
International Stock
Index Fund	6,960,556	676,158	511,007	43,473	(107,404)	190,909	—	7,061,776
Vanguard Total
Stock Market
Index Fund	10,450,278	610,066	1,964,493	697,717	868,471	181,794	—	10,662,039
Total	31,262,105	4,071,234	3,310,915	740,473	351,099	751,094	2,079	33,110,097
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTTVX
30-Day SEC Yield	2.17%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	38.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	26.2
Vanguard Total International Stock Index
Fund Investor Shares	24.9
Vanguard Total International Bond Index
Fund Investor Shares	10.9

Total Fund Volatility Measures
		MSCI US
	Target 2025	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.86
Beta	0.97	0.58

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.13%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2025 Fund*	6.79%	7.56%	7.98%	$21,544
• Target 2025 Composite Index	7.08	7.80	8.18	21,962
Mixed-Asset Target 2025 Funds
Average	5.46	6.21	6.85	19,395
MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (38.0%)
Vanguard Total Stock Market Index Fund Investor Shares	218,113,538	15,883,028

International Stock Fund (24.9%)
Vanguard Total International Stock Index Fund Investor Shares	600,462,648	10,424,031

U.S. Bond Fund (26.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	1,062,878,431	10,979,534

International Bond Fund (10.9%)
Vanguard Total International Bond Index Fund Investor Shares	420,853,639	4,578,888
Total Investment Companies (Cost $30,645,883)		41,865,481
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $3)	33	3
Total Investments (100.0%) (Cost $30,645,886)		41,865,484
Other Assets and Liabilities (0.0%)
Other Assets		101,868
Liabilities		(107,611)
		(5,743)
Net Assets (100%)
Applicable to 2,200,278,070 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		41,859,741
Net Asset Value Per Share		$19.02

Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	41,865,484
Receivables for Investment Securities Sold	41,881
Receivables for Accrued Income	29,361
Receivables for Capital Shares Issued	30,626
Total Assets	41,967,352
Liabilities
Payables for Investment Securities Purchased	29,251
Payables for Capital Shares Redeemed	74,377
Other Liabilities	3,983
Total Liabilities	107,611
Net Assets	41,859,741

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	29,835,639
Undistributed Net Investment Income	585,819
Accumulated Net Realized Gains	218,685
Unrealized Appreciation (Depreciation)	11,219,598
Net Assets	41,859,741

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	898,335
Other Income	106
Net Investment Income—Note B	898,441
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,213
Affiliated Funds Sold	226,830
Futures Contracts	137
Realized Net Gain (Loss)	229,180
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,462,402
Net Increase (Decrease) in Net Assets Resulting from Operations	2,590,023

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	898,441	752,393
Realized Net Gain (Loss)	229,180	205,795
Change in Unrealized Appreciation (Depreciation)	1,462,402	2,911,271
Net Increase (Decrease) in Net Assets Resulting from Operations	2,590,023	3,869,459
Distributions
Net Investment Income	(768,518)	(632,365)
Realized Capital Gain[1]	(182,505)	(214,269)
Total Distributions	(951,023)	(846,634)
Capital Share Transactions
Issued	9,267,239	9,126,407
Issued in Lieu of Cash Distributions	935,571	834,520
Redeemed	(7,093,003)	(7,579,252)
Net Increase (Decrease) from Capital Share Transactions	3,109,807	2,381,675
Total Increase (Decrease)	4,748,807	5,404,500
Net Assets
Beginning of Period	37,110,934	31,706,434
End of Period[2]	41,859,741	37,110,934

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $21,642,000 and $5,608,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $585,819,000 and $486,322,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.25	$16.77	$15.90	$16.50	$15.18
Investment Operations
Net Investment Income	. 419[1]	.380[1]	. 362	. 364	. 350
Capital Gain Distributions Received	.001[1]	.004[1]	.006	.012	.002
Net Realized and Unrealized Gain (Loss)
on Investments	.807	1.534	1.280	(.624)	1.272
Total from Investment Operations	1.227	1.918	1.648	(.248)	1.624
Distributions
Dividends from Net Investment Income	(.369)	(.327)	(.342)	(.322)	(.287)
Distributions from Realized Capital Gains	(.088)	(.111)	(.436)	(.030)	(.017)
Total Distributions	(.457)	(.438)	(.778)	(.352)	(.304)
Net Asset Value, End of Period	$19.02	$18.25	$16.77	$15.90	$16.50

Total Return[2]	6.79%	11.74%	10.67%	-1.60%	10.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41,860	$37,111	$31,706	$30,048	$31,428
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.14%	0.15%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.21%	2.18%	2.07%	2.15%
Portfolio Turnover Rate	8%	10%	15%	24%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2025 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Target Retirement 2025 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	38,034
Undistributed (Overdistributed) Net Investment Income	(30,426)
Accumulated Net Realized Gains (Losses)	(7,608)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	668,287
Undistributed Long-Term Gains	136,217
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	11,219,598

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		30,645,886
Gross Unrealized Appreciation		11,498,122
Gross Unrealized Depreciation		(278,524)
Net Unrealized Appreciation (Depreciation)		11,219,598

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	496,292	532,501
Issued in Lieu of Cash Distributions	50,490	51,135
Redeemed	(379,667)	(441,562)
Net Increase (Decrease) in Shares Outstanding	167,115	142,074

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	8,931	NA1	NA1	(12)	—	113	—	3
Vanguard Total
Bond Market II
Index Fund	9,339,193	3,106,810	1,057,191	—	270,606	(409,278)	2,213	10,979,534
Vanguard Total
International Bond
Index Fund	3,889,558	703,492	9,719	—	(4,443)	93,165	—	4,578,888
Vanguard Total
International Stock
Index Fund	9,504,320	1,467,180	429,764	14,905	(132,610)	273,404	—	10,424,031
Vanguard Total
Stock Market
Index Fund	14,384,000	962,363	1,684,005	211,937	2,008,733	261,047	—	15,883,028
Total	37,126,002	6,239,845	3,180,679	226,830	1,462,402	898,335	2,213	41,865,484
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTHRX
30-Day SEC Yield	2.17%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	42.2%
Vanguard Total International Stock Index
Fund Investor Shares	28.0
Vanguard Total Bond Market II Index Fund
Investor Shares	21.1
Vanguard Total International Bond Index
Fund Investor Shares	8.7

Total Fund Volatility Measures
		MSCI US
	Target 2030	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.88
Beta	0.97	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.14%.

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2030 Fund*	7.65%	8.13%	8.36%	$22,320
Target 2030 Composite Index	7.94	8.37	8.57	22,755
Mixed-Asset Target 2030 Funds
Average	6.64	6.87	7.18	20,014
MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (42.2%)
Vanguard Total Stock Market Index Fund Investor Shares	208,133,424	15,156,276

International Stock Fund (28.0%)
Vanguard Total International Stock Index Fund Investor Shares	578,795,853	10,047,896

U.S. Bond Fund (21.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	735,246,995	7,595,101

International Bond Fund (8.7%)
Vanguard Total International Bond Index Fund Investor Shares	286,270,044	3,114,618
Total Investment Companies (Cost $26,186,619)		35,913,891
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $1,900)	18,996	1,900
Total Investments (100.0%) (Cost $26,188,519)		35,915,791
Other Assets and Liabilities (0.0%)
Other Assets		88,329
Liabilities		(90,628)
		(2,299)
Net Assets (100%)
Applicable to 1,033,737,250 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		35,913,492
Net Asset Value Per Share		$34.74

Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	35,915,791
Receivables for Investment Securities Sold	19,409
Receivables for Accrued Income	20,447
Receivables for Capital Shares Issued	48,473
Total Assets	36,004,120
Liabilities
Payables for Investment Securities Purchased	20,068
Payables for Capital Shares Redeemed	70,560
Total Liabilities	90,628
Net Assets	35,913,492

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	25,619,959
Undistributed Net Investment Income	495,664
Accumulated Net Realized Gains	70,597
Unrealized Appreciation (Depreciation)	9,727,272
Net Assets	35,913,492

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	750,650
Other Income	377
Net Investment Income—Note B	751,027
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,462
Affiliated Funds Sold	71,401
Futures Contracts	110
Realized Net Gain (Loss)	72,973
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,620,004
Net Increase (Decrease) in Net Assets Resulting from Operations	2,444,004

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	751,027	614,498
Realized Net Gain (Loss)	72,973	33,094
Change in Unrealized Appreciation (Depreciation)	1,620,004	2,880,568
Net Increase (Decrease) in Net Assets Resulting from Operations	2,444,004	3,528,160
Distributions
Net Investment Income	(643,271)	(497,511)
Realized Capital Gain[1]	(18,256)	(103,476)
Total Distributions	(661,527)	(600,987)
Capital Share Transactions
Issued	8,378,602	8,474,068
Issued in Lieu of Cash Distributions	651,753	591,348
Redeemed	(5,776,550)	(6,081,063)
Net Increase (Decrease) from Capital Share Transactions	3,253,805	2,984,353
Total Increase (Decrease)	5,036,282	5,911,526
Net Assets
Beginning of Period	30,877,210	24,965,684
End of Period[2]	35,913,492	30,877,210

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $15,085,000 and $33,427,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $495,664,000 and $411,884,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.93	$29.77	$27.77	$28.95	$26.46
Investment Operations
Net Investment Income	.754[1]	.683[1]	.634	.633	.613
Capital Gain Distributions Received	.001[1]	.006[1]	.008	.016	.002
Net Realized and Unrealized Gain (Loss)
on Investments	1.744	3.167	2.390	(1.242)	2.402
Total from Investment Operations	2.499	3.856	3.032	(.593)	3.017
Distributions
Dividends from Net Investment Income	(.670)	(.576)	(.597)	(.558)	(.491)
Distributions from Realized Capital Gains	(.019)	(.120)	(.435)	(.029)	(.036)
Total Distributions	(.689)	(.696)	(1.032)	(.587)	(.527)
Net Asset Value, End of Period	$34.74	$32.93	$29.77	$27.77	$28.95

Total Return[2]	7.65%	13.25%	11.15%	-2.16%	11.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,913	$30,877	$24,966	$22,684	$23,085
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.21%	2.20%	2.08%	2.16%
Portfolio Turnover Rate	9%	9%	16%	24%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2030 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Target Retirement 2030 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	26,244
Undistributed (Overdistributed) Net Investment Income	(23,976)
Accumulated Net Realized Gains (Losses)	(2,268)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	559,708
Undistributed Long-Term Gains	6,553
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	9,727,272

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,188,519
Gross Unrealized Appreciation	9,973,456
Gross Unrealized Depreciation	(246,184)
Net Unrealized Appreciation (Depreciation)	9,727,272

Target Retirement 2030 Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	246,657	275,820
Issued in Lieu of Cash Distributions	19,346	20,272
Redeemed	(169,972)	(197,141)
Net Increase (Decrease) in Shares Outstanding	96,031	98,951

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	16,347	NA1	NA1	(7)	—	120	—	1,900
Vanguard Total
Bond Market II
Index Fund	6,203,572	2,820,825	1,154,266	310	(275,340)	182,470	1,462	7,595,101
Vanguard Total
International Bond
Index Fund	2,547,466	615,313	45,441	(157)	(2,563)	62,297	—	3,114,618
Vanguard Total
International
Stock Index Fund	8,796,361	1,727,565	360,839	8,926	(124,117)	259,346	—	10,047,896
Vanguard Total
Stock Market
Index Fund	13,333,026	1,086,810	1,347,913	62,329	2,022,024	246,417	—	15,156,276
Total	30,896,772	6,250,513	2,908,459	71,401	1,620,004	750,650	1,462	35,915,791
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTTHX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	46.8%
Vanguard Total International Stock Index
Fund Investor Shares	30.9
Vanguard Total Bond Market II Index Fund
Investor Shares	15.8
Vanguard Total International Bond Index
Fund Investor Shares	6.5

Total Fund Volatility Measures
		MSCI US
	Target 2035	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.89
Beta	0.97	0.73

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.14%.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2035 Fund*	8.51%	8.69%	8.78%	$23,204
•	Target 2035 Composite Index	8.80	8.93	8.99	23,663
–	Mixed-Asset Target 2035 Funds
	Average	7.90	7.73	7.92	21,430
	MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (46.8%)
Vanguard Total Stock Market Index Fund Investor Shares	221,946,262	16,162,127

International Stock Fund (30.9%)
Vanguard Total International Stock Index Fund Investor Shares	613,645,357	10,652,883

U.S. Bond Fund (15.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	529,842,404	5,473,272

International Bond Fund (6.5%)
Vanguard Total International Bond Index Fund Investor Shares	205,620,458	2,237,151
Total Investment Companies (Cost $23,753,689)		34,525,433
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $1,202)	12,020	1,202
Total Investments (100.0%) (Cost $23,754,891)		34,526,635
Other Assets and Liabilities (0.0%)
Other Assets		79,669
Liabilities		(84,564)
		(4,895)
Net Assets (100%)
Applicable to 1,608,756,943 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		34,521,740
Net Asset Value Per Share		$21.46

Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	34,526,635
Receivables for Investment Securities Sold	37,699
Receivables for Accrued Income	14,760
Receivables for Capital Shares Issued	27,210
Total Assets	34,606,304
Liabilities
Payables for Investment Securities Purchased	14,475
Payables for Capital Shares Redeemed	70,089
Total Liabilities	84,564
Net Assets	34,521,740

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	23,206,962
Undistributed Net Investment Income	474,506
Accumulated Net Realized Gains	68,528
Unrealized Appreciation (Depreciation)	10,771,744
Net Assets	34,521,740

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations
Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	714,540
Other Income	283
Net Investment Income—Note B	714,823
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,043
Affiliated Funds Sold	69,980
Futures Contracts	194
Realized Net Gain (Loss)	71,217
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,827,238
Net Increase (Decrease) in Net Assets Resulting from Operations	2,613,278

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	714,823	597,296
Realized Net Gain (Loss)	71,217	63,546
Change in Unrealized Appreciation (Depreciation)	1,827,238	3,103,907
Net Increase (Decrease) in Net Assets Resulting from Operations	2,613,278	3,764,749
Distributions
Net Investment Income	(618,358)	(494,222)
Realized Capital Gain[1]	(49,432)	(187,693)
Total Distributions	(667,790)	(681,915)
Capital Share Transactions
Issued	7,351,952	7,084,082
Issued in Lieu of Cash Distributions	658,556	673,009
Redeemed	(5,232,422)	(5,572,365)
Net Increase (Decrease) from Capital Share Transactions	2,778,086	2,184,726
Total Increase (Decrease)	4,723,574	5,267,560
Net Assets
Beginning of Period	29,798,166	24,530,606
End of Period[2]	34,521,740	29,798,166

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $21,099,000 and $5,137,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $474,506,000 and $398,999,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.20	$18.09	$16.95	$17.79	$16.16
Investment Operations
Net Investment Income	. 459[1]	.418[1]	.393	.391	.359
Capital Gain Distributions Received	.001[1]	.003[1]	.003	.007	.001
Net Realized and Unrealized Gain (Loss)
on Investments	1.243	2.180	1.530	(.865)	1.594
Total from Investment Operations	1.703	2.601	1.926	(.467)	1.954
Distributions
Dividends from Net Investment Income	(.410)	(.356)	(.371)	(.368)	(.324)
Distributions from Realized Capital Gains	(.033)	(.135)	(.415)	(.005)	—
Total Distributions	(.443)	(.491)	(.786)	(.373)	(.324)
Net Asset Value, End of Period	$21.46	$20.20	$18.09	$16.95	$17.79

Total Return[2]	8.51%	14.76%	11.64%	-2.75%	12.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,522	$29,798	$24,531	$22,800	$23,826
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.15%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.22%	2.21%	2.07%	2.17%
Portfolio Turnover Rate	8%	9%	14%	23%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2035 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Target Retirement 2035 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	22,994
Undistributed (Overdistributed) Net Investment Income	(20,958)
Accumulated Net Realized Gains (Losses)	(2,036)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	538,896
Undistributed Long-Term Gains	4,138
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	10,771,744

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	23,754,891
Gross Unrealized Appreciation	10,953,357
Gross Unrealized Depreciation	(181,613)
Net Unrealized Appreciation (Depreciation)	10,771,744

Target Retirement 2035 Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	351,488	378,037
Issued in Lieu of Cash Distributions	31,768	37,980
Redeemed	(249,802)	(296,871)
Net Increase (Decrease) in Shares Outstanding	133,454	119,146

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	15,625	NA1	NA1	(16)	—	107	—	1,202
Vanguard Total
Bond Market II
Index Fund	4,405,128	2,086,657	821,147	—	(197,366)	131,039	1,043	5,473,272
Vanguard Total
International Bond
Index Fund	1,835,053	460,913	56,735	(226)	(1,854)	44,828	—	2,237,151
Vanguard Total
International
Stock Index Fund	9,355,903	1,825,618	402,470	10,545	(136,713)	276,062	—	10,652,883
Vanguard Total
Stock Market
Index Fund	14,200,704	1,140,051	1,401,476	59,677	2,163,171	262,504	—	16,162,127
Total	29,812,413	5,513,239	2,681,828	69,980	1,827,238	714,540	1,043 34,526,635
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	85,930
Target Retirement 2015 Fund	630,033
Target Retirement 2020 Fund	262,331
Target Retirement 2025 Fund	165,541
Target Retirement 2030 Fund	3,401
Target Retirement 2035 Fund	28,456

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	95,893
Target Retirement 2015 Fund	121,892
Target Retirement 2020 Fund	280,998
Target Retirement 2025 Fund	386,253
Target Retirement 2030 Fund	362,210
Target Retirement 2035 Fund	385,207

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	10.9%
Target Retirement 2015 Fund	15.7
Target Retirement 2020 Fund	21.0
Target Retirement 2025 Fund	23.5
Target Retirement 2030 Fund	26.7
Target Retirement 2035 Fund	29.6

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	111,155	3,709
Target Retirement 2015 Fund	127,431	5,134
Target Retirement 2020 Fund	276,852	12,725
Target Retirement 2025 Fund	366,392	18,118
Target Retirement 2030 Fund	322,613	17,098
Target Retirement 2035 Fund	322,944	18,128

Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Target Retirement Income Fund
Returns Before Taxes	3.31%	4.52%	5.67%
Returns After Taxes on Distributions	2.28	3.55	4.76
Returns After Taxes on Distributions and Sale of Fund Shares	2.10	3.18	4.19

	One	Five	Ten
	Year	Years	Years
Target Retirement 2015 Fund
Returns Before Taxes	4.54%	5.92%	6.91%
Returns After Taxes on Distributions	2.99	4.66	5.90
Returns After Taxes on Distributions and Sale of Fund Shares	3.35	4.31	5.28

	One	Five	Ten
	Year	Years	Years
Target Retirement 2020 Fund
Returns Before Taxes	5.87%	6.92%	7.56%
Returns After Taxes on Distributions	4.98	6.07	6.81
Returns After Taxes on Distributions and Sale of Fund Shares	3.72	5.16	5.88

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2018

	One	Five	Ten
	Year	Years	Years
Target Retirement 2025 Fund
Returns Before Taxes	6.79%	7.56%	7.98%
Returns After Taxes on Distributions	5.99	6.69	7.24
Returns After Taxes on Distributions and Sale of Fund Shares	4.25	5.68	6.25

	One	Five	Ten
	Year	Years	Years
Target Retirement 2030 Fund
Returns Before Taxes	7.65%	8.13%	8.36%
Returns After Taxes on Distributions	6.98	7.38	7.73
Returns After Taxes on Distributions and Sale of Fund Shares	4.72	6.17	6.62

	One	Five	Ten
	Year	Years	Years
Target Retirement 2035 Fund
Returns Before Taxes	8.51%	8. %	8.78%
Returns After Taxes on Distributions	7.83	7.90	8.14
Returns After Taxes on Distributions and Sale of Fund Shares	5.26	6.64	7.00

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,017.60	$0.61
Target Retirement 2015 Fund	$1,000.00	$1,022.95	$0.66
Target Retirement 2020 Fund	$1,000.00	$1,029.80	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,034.26	$0.66
Target Retirement 2030 Fund	$1,000.00	$1,038.88	$0.72
Target Retirement 2035 Fund	$1,000.00	$1,043.27	$0.72
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.47	$0.61
Target Retirement 2015 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2020 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2030 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2035 Fund	$1,000.00	$1,024.37	$0.71

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.12%, 0.13%, 0.13%, 0.13%, 0.14%, and 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target Today Funds Average: Mixed-Asset Target Conservative Funds Average through June 30, 2012; Mixed-Asset Target Today Funds Average thereafter.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112018

Annual Report | September 30, 2018

Vanguard Target Retirement Funds

Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Target Retirement 2040 Fund.	6
Target Retirement 2045 Fund.	18
Target Retirement 2050 Fund.	30
Target Retirement 2055 Fund.	42
Target Retirement 2060 Fund.	54
Target Retirement 2065 Fund.	66
Your Fund’s After-Tax Returns.	81
About Your Fund’s Expenses.	83
Glossary.	85

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2018, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 9.37% for the Target Retirement 2040 Fund to 9.85% for the Target Retirement 2045 Fund. (The funds with target dates of 2015 through 2035, as well as the Target Retirement Income Fund, are covered in a separate report.)

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Each fund surpassed the average returns of its peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

• For the ten years ended September 30—or since inception for the three newest funds—the average annual returns ranged from 9.14% for the Target Retirement 2040 Fund to 11.41% for the Target Retirement 2065 Fund.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Target Retirement 2040 Fund	9.37%
Target 2040 Composite Index	9.66
Mixed-Asset Target 2040 Funds Average	8.36
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	9.85%
Target 2045 Composite Index	10.15
Mixed-Asset Target 2045 Funds Average	9.11
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2050 Fund	9.84%
Target 2050 Composite Index	10.15
Mixed-Asset Target 2050 Funds Average	9.09
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2055 Fund	9.79%
Target 2055 Composite Index	10.15
Mixed-Asset Target 2055+ Funds Average	9.53
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Target Retirement 2060 Fund	9.81%
Target 2060 Composite Index	10.15
Mixed-Asset Target 2055+ Funds Average	9.53
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2065 Fund	9.75%
Target 2065 Composite Index	10.15
Mixed-Asset Target 2055+ Funds Average	9.53

Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
Target Retirement 2040 Fund	9.14%
Target 2040 Composite Index	9.36
Mixed-Asset Target 2040 Funds Average	7.89
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2045 Fund	9.24%
Target 2045 Composite Index	9.46
Mixed-Asset Target 2045 Funds Average	8.39
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2050 Fund	9.24%
Target 2050 Composite Index	9.46
Mixed-Asset Target 2050 Funds Average	8.31
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2055 Fund (Returns since inception: 8/18/2010)	11.08%
Target 2055 Composite Index	11.34
Spliced Mixed-Asset Target 2055+ Funds Average	10.19
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2060 Fund (Returns since inception: 1/19/2012)	10.91%
Target 2060 Composite Index	11.18
Spliced Mixed-Asset Target 2055+ Funds Average	10.18
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

Average
Annual Return
Target Retirement 2065 Fund (Returns since inception: 7/12/2017)	11.41%
Target 2065 Composite Index	11.65
Spliced Mixed-Asset Target 2055+ Funds Average	11.14
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2040 Fund	0.15%	0.42%
Target Retirement 2045 Fund	0.15	0.40
Target Retirement 2050 Fund	0.15	0.41
Target Retirement 2055 Fund	0.15	0.38
Target Retirement 2060 Fund	0.15	0.38
Target Retirement 2065 Fund	0.15	0.38

The fund expense figures shown—drawn from the prospectus dated January 25, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.14% for the 2040 Fund, 0.15% for the 2045 Fund, 0.15% for the 2050 Fund, 0.15% for the 2055 Fund, 0.15% for the 2060 Fund, and 0.15% for the 2065 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds; for the 2055, 2060, and 2065 Funds, Mixed-Asset Target 2055+ Funds.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U.S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

5

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VFORX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	51.1%
Vanguard Total International Stock Index
Fund Investor Shares	33.9
Vanguard Total Bond Market II Index Fund
Investor Shares	10.7
Vanguard Total International Bond Index
Fund Investor Shares	4.3

Total Fund Volatility Measures
		MSCI US
	Target 2040	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.89
Beta	0.97	0.80

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.14%.

6

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2040 Fund*	9.37%	9.17%	9.14%	$23,988
Target 2040 Composite Index	9.66	9.44	9.36	24,463
Mixed-Asset Target 2040 Funds
Average	8.36	7.94	7.89	21,368
MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

7

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

8

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (51.1%)
Vanguard Total Stock Market Index Fund Investor Shares	185,464,644	13,505,535

International Stock Fund (33.9%)
Vanguard Total International Stock Index Fund Investor Shares	516,288,845	8,962,774

U.S. Bond Fund (10.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	273,782,231	2,828,171

International Bond Fund (4.3%)
Vanguard Total International Bond Index Fund Investor Shares	104,664,842	1,138,754
Total Investment Companies (Cost $18,340,936)		26,435,234
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $11)	110	11
Total Investments (100.0%) (Cost $18,340,947)		26,435,245
Other Assets and Liabilities (0.0%)
Other Assets		80,292
Liabilities		(70,213)
		10,079
Net Assets (100%)
Applicable to 709,779,760 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		26,445,324
Net Asset Value Per Share		$37.26

9

Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	26,435,245
Receivables for Investment Securities Sold	19,442
Receivables for Capital Shares Issued	53,356
Receivables for Accrued Income	7,494
Total Assets	26,515,537
Liabilities
Payables for Investment Securities Purchased	7,385
Payables for Capital Shares Redeemed	60,887
Other Liabilities	1,941
Total Liabilities	70,213
Net Assets	26,445,324

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	17,954,039
Undistributed Net Investment Income	358,075
Accumulated Net Realized Gains	38,912
Unrealized Appreciation (Depreciation)	8,094,298
Net Assets	26,445,324

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	535,697
Other Income	108
Net Investment Income—Note B	535,805
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	510
Affiliated Funds Sold	39,552
Futures Contracts	178
Realized Net Gain (Loss)	40,240
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,586,712
Net Increase (Decrease) in Net Assets Resulting from Operations	2,162,757

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	535,805	439,534
Realized Net Gain (Loss)	40,240	19,902
Change in Unrealized Appreciation (Depreciation)	1,586,712	2,566,980
Net Increase (Decrease) in Net Assets Resulting from Operations	2,162,757	3,026,416
Distributions
Net Investment Income	(450,227)	(349,773)
Realized Capital Gain[1]	(9,411)	(72,933)
Total Distributions	(459,638)	(422,706)
Capital Share Transactions
Issued	6,304,784	6,021,161
Issued in Lieu of Cash Distributions	453,171	415,992
Redeemed	(4,340,003)	(4,087,681)
Net Increase (Decrease) from Capital Share Transactions	2,417,952	2,349,472
Total Increase (Decrease)	4,121,071	4,953,182
Net Assets
Beginning of Period	22,324,253	17,371,071
End of Period[2]	26,445,324	22,324,253

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $8,951,000 and $10,861,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $358,075,000 and $288,641,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.73	$30.59	$28.09	$29.66	$26.80
Investment Operations
Net Investment Income	.786[1]	.718[1]	.660	.648	.593
Capital Gain Distributions Received	.001[1]	.003[1]	.003	.007	.001
Net Realized and Unrealized Gain (Loss)
on Investments	2.441	4.143	2.687	(1.634)	2.773
Total from Investment Operations	3.228	4.864	3.350	(.979)	3.367
Distributions
Dividends from Net Investment Income	(.684)	(.599)	(.615)	(.574)	(.500)
Distributions from Realized Capital Gains	(.014)	(.125)	(.235)	(.017)	(.007)
Total Distributions	(.698)	(.724)	(.850)	(.591)	(.507)
Net Asset Value, End of Period	$37.26	$34.73	$30.59	$28.09	$29.66

Total Return[2]	9.37%	16.26%	12.11%	-3.43%	12.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,445	$22,324	$17,371	$15,724	$15,912
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.15%	0.16%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.23%	2.23%	2.09%	2.18%
Portfolio Turnover Rate	8%	8%	16%	21%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

14

Target Retirement 2040 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B).

Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

15

Target Retirement 2040 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	17,323
Undistributed (Overdistributed) Net Investment Income	(16,144)
Accumulated Net Realized Gains (Losses)	(1,179)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	396,401
Undistributed Long-Term Gains	586
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	8,094,298

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		18,340,947
Gross Unrealized Appreciation		8,209,497
Gross Unrealized Depreciation		(115,199)
Net Unrealized Appreciation (Depreciation)		8,094,298

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	174,069	187,954
Issued in Lieu of Cash Distributions	12,637	13,784
Redeemed	(119,638)	(126,965)
Net Increase (Decrease) in Shares Outstanding	67,068	74,773

16

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	10,689	NA1	NA1	(10)	—	83	—	11
Vanguard Total
Bond Market II
Index Fund	2,138,153	1,435,471	646,345	—	(99,108)	65,661	510	2,828,171
Vanguard Total
International Bond
Index Fund	860,907	290,374	11,438	—	(1,089)	21,889	—	1,138,754
Vanguard Total
International Stock
Index Fund	7,692,108	1,693,623	312,150	7,146	(117,953)	229,929	—	8,962,774
Vanguard Total
Stock Market
Index Fund	11,636,768	1,065,642	1,034,153	32,416	1,804,862	218,135	— 13,505,535
Total	22,338,625	4,485,110	2,004,086	39,552	1,586,712	535,697	510	26,435,245
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

17

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTIVX
30-Day SEC Yield	2.14%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	2.9

Total Fund Volatility Measures
		MSCI US
	Target 2045	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.90
Beta	0.97	0.82

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.15%.

18

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2045 Fund*	9.85%	9.39%	9.24%	$24,195
Target 2045 Composite Index	10.15	9.65	9.46	24,700
Mixed-Asset Target 2045 Funds
Average	9.11	8.42	8.39	22,379
MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

20

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	180,722,257	13,160,195

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	503,208,660	8,735,702

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	166,830,765	1,723,362

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	65,371,513	711,242
Total Investment Companies (Cost $16,530,472)		24,330,501
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $6)	57	6
Total Investments (100.0%) (Cost $16,530,478)		24,330,507
Other Assets and Liabilities (0.0%)
Other Assets		56,294
Liabilities		(57,234)
		(940)
Net Assets (100%)
Applicable to 1,035,863,971 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		24,329,567
Net Asset Value Per Share		$23.49

21

Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	24,330,507
Receivables for Investment Securities Sold	26,715
Receivables for Capital Shares Issued	24,882
Receivables for Accrued Income	4,697
Total Assets	24,386,801
Liabilities
Payables for Investment Securities Purchased	4,571
Payables for Capital Shares Redeemed	50,649
Other Liabilities	2,014
Total Liabilities	57,234
Net Assets	24,329,567

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	16,175,931
Undistributed Net Investment Income	328,935
Accumulated Net Realized Gains	24,672
Unrealized Appreciation (Depreciation)	7,800,029
Net Assets	24,329,567

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	490,342
Other Income	129
Net Investment Income—Note B	490,471
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	339
Affiliated Funds Sold	25,768
Futures Contracts	218
Realized Net Gain (Loss)	26,325
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,567,532
Net Increase (Decrease) in Net Assets Resulting from Operations	2,084,328

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	490,471	402,343
Realized Net Gain (Loss)	26,325	16,761
Change in Unrealized Appreciation (Depreciation)	1,567,532	2,430,140
Net Increase (Decrease) in Net Assets Resulting from Operations	2,084,328	2,849,244
Distributions
Net Investment Income	(412,734)	(323,102)
Realized Capital Gain[1]	(9,737)	(79,182)
Total Distributions	(422,471)	(402,284)
Capital Share Transactions
Issued	5,662,342	5,084,279
Issued in Lieu of Cash Distributions	416,672	397,131
Redeemed	(3,824,416)	(3,501,855)
Net Increase (Decrease) from Capital Share Transactions	2,254,598	1,979,555
Total Increase (Decrease)	3,916,455	4,426,515
Net Assets
Beginning of Period	20,413,112	15,986,597
End of Period[2]	24,329,567	20,413,112

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $9,737,000 and $6,807,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $328,935,000 and $265,300,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.80	$19.12	$17.60	$18.61	$16.82
Investment Operations
Net Investment Income	. 492[1]	.450[1]	.411	.406	.376
Capital Gain Distributions Received	—	. 001[1]	.002	.004	.001
Net Realized and Unrealized Gain (Loss)
on Investments	1.636	2.696	1.692	(1.034)	1.747
Total from Investment Operations	2.128	3.147	2.105	(.624)	2.124
Distributions
Dividends from Net Investment Income	(.428)	(.375)	(.386)	(.383)	(.334)
Distributions from Realized Capital Gains	(.010)	(.092)	(.199)	(.003)	—
Total Distributions	(.438)	(.467)	(.585)	(.386)	(.334)
Net Asset Value, End of Period	$23.49	$21.80	$19.12	$17.60	$18.61

Total Return[2]	9.85%	16.84%	12.16%	-3.49%	12.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,330	$20,413	$15,987	$14,283	$14,491
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.23%	2.43%	2.10%	2.17%
Portfolio Turnover Rate	7%	8%	13%	20%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

26

Target Retirement 2045 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

27

Target Retirement 2045 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	14,816
Undistributed (Overdistributed) Net Investment Income	(14,102)
Accumulated Net Realized Gains (Losses)	(714)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	353,607
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	7,800,029

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		16,530,478
Gross Unrealized Appreciation		7,878,884
Gross Unrealized Depreciation		(78,855)
Net Unrealized Appreciation (Depreciation)		7,800,029

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	248,564	253,488
Issued in Lieu of Cash Distributions	18,469	21,034
Redeemed	(167,394)	(174,328)
Net Increase (Decrease) in Shares Outstanding	99,639	100,194

28

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	6,235	NA1	NA1	(5)	—	69	—	6
Vanguard Total
Bond Market II
Index Fund	1,432,028	753,046	397,731	(1,604)	(62,377)	42,176	339	1,723,362
Vanguard Total
International Bond
Index Fund	603,691	129,205	20,983	(88)	(583)	14,481	—	711,242
Vanguard Total
International Stock
Index Fund	7,317,231	1,806,730	273,773	6,011	(120,497) 222,560		—	8,735,702
Vanguard Total
Stock Market
Index Fund	11,055,891	1,269,911	938,050	21,454	1,750,989	211,056	—	13,160,195
Total	20,415,076	3,958,892	1,630,537	25,768	1,567,532	490,342	339	24,330,507
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

29

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VFIFX
30-Day SEC Yield	2.16%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	2.9

Total Fund Volatility Measures
		MSCI US
	Target 2050	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.89
Beta	0.97	0.82

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.15%.

30

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2050 Fund*	9.84%	9.38%	9.24%	$24,196
Target 2050 Composite Index	10.15	9.65	9.46	24,700
Mixed-Asset Target 2050 Funds
Average	9.09	8.39	8.31	22,225
MSCI US Broad Market Index	17.62	13.52	12.12	31,391

For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

31

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

32

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	124,567,368	9,070,996

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	348,000,054	6,041,281

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	115,671,538	1,194,887

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	44,971,569	489,291
Total Investment Companies (Cost $12,309,402)		16,796,455
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $1,188)	11,886	1,188
Total Investments (100.0%) (Cost $12,310,590)		16,797,643
Other Assets and Liabilities (0.0%)
Other Assets		52,892
Liabilities		(46,527)
		6,365
Net Assets (100%)
Applicable to 444,585,784 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,804,008
Net Asset Value Per Share		$37.80

33

Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	16,797,643
Receivables for Investment Securities Sold	6,285
Receivables for Accrued Income	3,212
Receivables for Capital Shares Issued	43,342
Other Assets	53
Total Assets	16,850,535
Liabilities
Payables for Investment Securities Purchased	3,161
Payables for Capital Shares Redeemed	43,366
Total Liabilities	46,527
Net Assets	16,804,008

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	12,071,282
Undistributed Net Investment Income	233,962
Accumulated Net Realized Gains	11,711
Unrealized Appreciation (Depreciation)	4,487,053
Net Assets	16,804,008

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	331,534
Other Income	52
Net Investment Income—Note B	331,586
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	225
Affiliated Funds Sold	12,318
Futures Contracts	132
Realized Net Gain (Loss)	12,675
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,053,045
Net Increase (Decrease) in Net Assets Resulting from Operations	1,397,306

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331,586	255,731
Realized Net Gain (Loss)	12,675	8,597
Change in Unrealized Appreciation (Depreciation)	1,053,045	1,550,560
Net Increase (Decrease) in Net Assets Resulting from Operations	1,397,306	1,814,888
Distributions
Net Investment Income	(271,760)	(193,369)
Realized Capital Gain[1]	(3,856)	(11,266)
Total Distributions	(275,616)	(204,635)
Capital Share Transactions
Issued	4,834,564	4,182,146
Issued in Lieu of Cash Distributions	271,105	201,506
Redeemed	(2,830,456)	(2,220,595)
Net Increase (Decrease) from Capital Share Transactions	2,275,213	2,163,057
Total Increase (Decrease)	3,396,903	3,773,310
Net Assets
Beginning of Period	13,407,105	9,633,795
End of Period[2]	16,804,008	13,407,105

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,657,000 and $2,504,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $233,962,000 and $174,136,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.07	$30.63	$27.95	$29.53	$26.69
Investment Operations
Net Investment Income	.794[1]	.727[1]	.636	.623	.586
Capital Gain Distributions Received	.001[1]	.002[1]	.003	.006	.001
Net Realized and Unrealized Gain (Loss)
on Investments	2.629	4.332	2.714	(1.609)	2.771
Total from Investment Operations	3.424	5.061	3.353	(.980)	3.358
Distributions
Dividends from Net Investment Income	(.684)	(.587)	(.585)	(.596)	(.518)
Distributions from Realized Capital Gains	(.010)	(.034)	(.088)	(.004)	—
Total Distributions	(.694)	(.621)	(.673)	(.600)	(.518)
Net Asset Value, End of Period	$37.80	$35.07	$30.63	$27.95	$29.53

Total Return[2]	9.84%	16.84%	12.14%	-3.46%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,804	$13,407	$9,634	$7,893	$7,389
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.24%	2.24%	2.11%	2.19%
Portfolio Turnover Rate	7%	6%	12%	18%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

38

Target Retirement 2050 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

39

Target Retirement 2050 Fund

D. Permanent differences between book-basis and tax-basis components of net asset, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	245,673
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	4,487,053

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		12,310,590
Gross Unrealized Appreciation		4,558,077
Gross Unrealized Depreciation		(71,024)
Net Unrealized Appreciation (Depreciation)		4,487,053

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	131,840	129,546
Issued in Lieu of Cash Distributions	7,468	6,635
Redeemed	(76,965)	(68,419)
Net Increase (Decrease) in Shares Outstanding	62,343	67,762

40

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	6,411	NA1	NA1	(4)	—	69	—	1,188
Vanguard Total
Bond Market II
Index Fund	941,432	593,181	296,723	(219)	(42,784)	28,467	225	1,194,887
Vanguard Total
International Bond
Index Fund	395,258	100,820	6,288	—	(499)	9,643	—	489,291
Vanguard Total
International Stock
Index Fund	4,811,996	1,476,559	163,240	3,081	(87,115)	150,508	—	6,041,281
Vanguard Total
Stock Market
Index Fund	7,256,355	1,186,251	564,513	9,460	1,183,443	142,847	—	9,070,996
Total	13,411,452	3,356,811	1,030,764	12,318	1,053,045	331,534	225	16,797,643
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

41

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VFFVX
30-Day SEC Yield	2.04%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	2.9

Total Fund Volatility Measures
		MSCI US
	Target 2055	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.90
Beta	0.97	0.82

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.15%.

42

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/18/2010)	Investment
Target Retirement 2055 Fund*	9.79%	9.34%	11.08%	$23,474
Target 2055 Composite Index	10.15	9.65	11.34	23,912
Spliced Mixed-Asset Target 2055+
Funds Average	9.53	8.78	10.19	21,978
MSCI US Broad Market Index	17.62	13.52	15.22	31,593

For a benchmark description, see the Glossary.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2018

44

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	59,410,075	4,326,242

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	165,793,080	2,878,168

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	55,127,986	569,472

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	21,286,736	231,600
Total Investment Companies (Cost $6,608,199)		8,005,482
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $3,066)	30,662	3,066
Total Investments (100%) (Cost $6,611,265)		8,008,548
Other Assets and Liabilities (0.0%)
Other Assets		33,528
Liabilities		(31,420)
		2,108
Net Assets (100%)
Applicable to 195,596,987 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,010,656
Net Asset Value Per Share		$40.95

45

Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	8,008,548
Receivables for Investment Securities Sold	15,391
Receivables for Capital Shares Issued	16,611
Receivables for Accrued Income	1,512
Other Assets	14
Total Assets	8,042,076
Liabilities
Payables for Investment Securities Purchased	1,513
Payables for Capital Shares Redeemed	29,907
Total Liabilities	31,420
Net Assets	8,010,656

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,506,046
Undistributed Net Investment Income	109,142
Accumulated Net Realized Losses	(1,815)
Unrealized Appreciation (Depreciation)	1,397,283
Net Assets	8,010,656

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	151,249
Net Investment Income—Note B	151,249
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	97
Affiliated Funds Sold	(834)
Futures Contracts	65
Realized Net Gain (Loss)	(672)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	464,109
Net Increase (Decrease) in Net Assets Resulting from Operations	614,686

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	151,249	100,282
Realized Net Gain (Loss)	(672)	1,087
Change in Unrealized Appreciation (Depreciation)	464,109	610,032
Net Increase (Decrease) in Net Assets Resulting from Operations	614,686	711,401
Distributions
Net Investment Income	(113,882)	(73,319)
Realized Capital Gain[1]	—	(224)
Total Distributions	(113,882)	(73,543)
Capital Share Transactions
Issued	3,016,467	2,324,300
Issued in Lieu of Cash Distributions	111,895	72,303
Redeemed	(1,218,478)	(833,493)
Net Increase (Decrease) from Capital Share Transactions	1,909,884	1,563,110
Total Increase (Decrease)	2,410,688	2,200,968
Net Assets
Beginning of Period	5,599,968	3,399,000
End of Period[2]	8,010,656	5,599,968

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $224,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $109,142,000 and $71,775,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2055 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.98	$33.15	$30.14	$31.80	$28.67
Investment Operations
Net Investment Income	. 868[1]	.796[1]	.642	.631	.577
Capital Gain Distributions Received	.001[1]	.002[1]	.003	.005	.001
Net Realized and Unrealized Gain (Loss)
on Investments	2.819	4.688	2.974	(1.736)	3.033
Total from Investment Operations	3.688	5.486	3.619	(1.100)	3.611
Distributions
Dividends from Net Investment Income	(.718)	(.654)	(.593)	(.554)	(.477)
Distributions from Realized Capital Gains	—	(.002)	(.016)	(.006)	(.004)
Total Distributions	(.718)	(.656)	(.609)	(.560)	(.481)
Net Asset Value, End of Period	$40.95	$37.98	$33.15	$30.14	$31.80

Total Return[2]	9.79%	16.86%	12.13%	-3.58%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,011	$5,600	$3,399	$2,279	$1,670
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.26%	2.27%	2.17%	2.22%
Portfolio Turnover Rate	5%	5%	8%	18%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

50

Target Retirement 2055 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Target Retirement 2055 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	109,143
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(1,816)
Net Unrealized Gains (Losses)	1,397,283

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		6,611,265
Gross Unrealized Appreciation		1,446,694
Gross Unrealized Depreciation		(49,411)
Net Unrealized Appreciation (Depreciation)		1,397,283

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	75,923	66,428
Issued in Lieu of Cash Distributions	2,845	2,199
Redeemed	(30,634)	(23,689)
Net Increase (Decrease) in Shares Outstanding	48,134	44,938

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Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,448	NA1	NA1	(2)	—	65	—	3,066
Vanguard Total
Bond Market II
Index Fund	393,769	302,096	107,108	(392)	(18,893)	12,930	97	569,472
Vanguard Total
International Bond
Index Fund	164,044	70,662	2,878	—	(228)	4,238	—	231,600
Vanguard Total
International Stock
Index Fund	2,010,617	962,615	44,424	(620)	(50,020)	68,669	—	2,878,168
Vanguard Total
Stock Market
Index Fund	3,024,478	928,986	160,652	180	533,250	65,347	—	4,326,242
Total	5,595,356	2,264,359	315,062	(834)	464,109	151,249	97	8,008,548
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

53

Target Retirement 2060 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTTSX
30-Day SEC Yield	2.21%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	2.9

Total Fund Volatility Measures
		MSCI US
	Target 2060	Broad
	Composite	Market
	Index	Index
R-Squared	0.99	0.90
Beta	0.97	0.82

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.15%.

54

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2012)	Investment
Target Retirement 2060 Fund*	9.81%	9.35%	10.91%	$19,998
Target 2060 Composite Index	10.15	9.65	11.18	20,333
Spliced Mixed-Asset Target 2055+
Funds Average	9.53	8.78	10.18	19,135
MSCI US Broad Market Index	17.62	13.52	14.92	25,369

For a benchmark description, see the Glossary.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

55

Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): January 19, 2012, Through September 30, 2018

56

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	24,035,669	1,750,277

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	66,926,126	1,161,838

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	22,298,866	230,347

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	8,687,249	94,517
Total Investment Companies (Cost $2,762,813)		3,236,979
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $578)	5,779	578
Total Investments (99.9%) (Cost $2,763,391)		3,237,557
Other Assets and Liabilities (0.1%)
Other Assets		12,079
Liabilities		(9,997)
		2,082
Net Assets (100%)
Applicable to 89,587,816 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,239,639
Net Asset Value Per Share		$36.16

57

Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	3,237,557
Receivables for Capital Shares Issued	11,460
Receivables for Accrued Income	613
Other Assets	6
Total Assets	3,249,636
Liabilities
Payables for Investment Securities Purchased	3,009
Payables for Capital Shares Redeemed	6,988
Total Liabilities	9,997
Net Assets	3,239,639

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,721,908
Undistributed Net Investment Income	43,246
Accumulated Net Realized Gains	319
Unrealized Appreciation (Depreciation)	474,166
Net Assets	3,239,639

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	59,145
Other Income	5
Net Investment Income—Note B	59,150
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	37
Affiliated Funds Sold	403
Futures Contracts	17
Realized Net Gain (Loss)	457
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	177,389
Net Increase (Decrease) in Net Assets Resulting from Operations	236,996

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,150	35,708
Realized Net Gain (Loss)	457	176
Change in Unrealized Appreciation (Depreciation)	177,389	216,221
Net Increase (Decrease) in Net Assets Resulting from Operations	236,996	252,105
Distributions
Net Investment Income	(41,761)	(24,622)
Realized Capital Gain[1]	—	(77)
Total Distributions	(41,761)	(24,699)
Capital Share Transactions
Issued	1,437,252	1,001,387
Issued in Lieu of Cash Distributions	40,758	24,164
Redeemed	(514,124)	(315,380)
Net Increase (Decrease) from Capital Share Transactions	963,886	710,171
Total Increase (Decrease)	1,159,121	937,577
Net Assets
Beginning of Period	2,080,518	1,142,941
End of Period[2]	3,239,639	2,080,518

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $77,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $43,246,000 and $25,857,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2060 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.51	$29.25	$26.58	$28.03	$25.21
Investment Operations
Net Investment Income	.768[1]	.708[1]	. 555.540		.615[1]
Capital Gain Distributions Received	—	.002[1]	.003	.004	.001[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.495	4.126	2.635	(1.523)	2.572
Total from Investment Operations	3.263	4.836	3.193	(. 979)	3.188
Distributions
Dividends from Net Investment Income	(.613)	(.574)	(. 503)	(. 464)	(. 367)
Distributions from Realized Capital Gains	—	(. 002)	(.020)	(. 007)	(.001)
Total Distributions	(.613)	(. 576)	(. 523)	(.471)	(. 368)
Net Asset Value, End of Period	$36.16	$33.51	$29.25	$26.58	$28.03

Total Return[2]	9.81%	16.84%	12.13%	-3.61%	12.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,240	$2,081	$1,143	$733	$485
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.16%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.28%	2.28%	2.19%	2.25%
Portfolio Turnover Rate	3%	4%	6%	21%	11%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Target Retirement 2060 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

63

Target Retirement 2060 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	43,543
Undistributed Long-Term Gains	22
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	474,166

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		2,763,391
Gross Unrealized Appreciation		496,832
Gross Unrealized Depreciation		(22,666)
Net Unrealized Appreciation (Depreciation)		474,166

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	40,975	32,339
Issued in Lieu of Cash Distributions	1,174	833
Redeemed	(14,643)	(10,161)
Net Increase (Decrease) in Shares Outstanding	27,506	23,011

64

Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,174	NA1	NA1	(1)	—	26	—	578
Vanguard Total
Bond Market II
Index Fund	146,423	125,208	33,821	112	(7,575)	5,052	37	230,347
Vanguard Total
International Bond
Index Fund	60,960	35,037	1,369	—	(111)	1,634	—	94,517
Vanguard Total
International Stock
Index Fund	747,045	445,053	7,872	2	(22,390)	26,828	—	1,161,838
Vanguard Total
Stock Market
Index Fund	1,125,657	462,541	45,676	290	207,465	25,605	—	1,750,277
Total	2,081,259	1,067,839	88,738	403	177,389	59,145	37	3,237,557
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

65

Target Retirement 2065 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VLXVX
30-Day SEC Yield	2.52%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.2%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2065 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.15%.

66

Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $10,000
	Year	(7/12/2017)	Investment
Target Retirement 2065 Fund*	9.75%	11.41%	$11,408
Target 2065 Composite Index	10.15	11.65	11,439
Spliced Mixed-Asset Target 2055+
Funds Average	9.53	11.14	11,375
MSCI US Broad Market Index	17.62	17.66	12,193

For a benchmark description, see the Glossary.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

67

Target Retirement 2065 Fund

Fiscal-Year Total Returns (%): July 12, 2017, Through September 30, 2018

68

Target Retirement 2065 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	1,496,993	109,011

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	4,148,372	72,016

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	1,365,419	14,105

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	553,866	6,026
Total Investment Companies (Cost $196,062)		201,158
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.209% (Cost $276)	2,763	276
Total Investments (100.0%) (Cost $196,338)		201,434
Other Assets and Liabilities (0.0%)
Other Assets		863
Liabilities		(786)
		77
Net Assets (100%)
Applicable to 8,900,925 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		201,511
Net Asset Value Per Share		$22.64

69

Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	201,434
Receivables for Accrued Income	38
Receivables for Capital Shares Issued	824
Other Assets	1
Total Assets	202,297
Liabilities
Payables for Investment Securities Purchased	335
Payables for Capital Shares Redeemed	451
Total Liabilities	786
Net Assets	201,511

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	194,191
Undistributed Net Investment Income	2,220
Accumulated Net Realized Gains	4
Unrealized Appreciation (Depreciation)	5,096
Net Assets	201,511

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

70

Target Retirement 2065 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	2,512
Other Income	1
Net Investment Income—Note B	2,513
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1
Affiliated Funds Sold	7
Futures Contracts	6
Realized Net Gain (Loss)	14
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	4,758
Net Increase (Decrease) in Net Assets Resulting from Operations	7,285

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2065 Fund

Statement of Changes in Net Assets

		July 12,
	Year Ended	2017[1] to
	September 30,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,513	73
Realized Net Gain (Loss)	14	(10)
Change in Unrealized Appreciation (Depreciation)	4,758	338
Net Increase (Decrease) in Net Assets Resulting from Operations	7,285	401
Distributions
Net Investment Income	(366)	—
Realized Capital Gain	—	—
Total Distributions	(366)	—
Capital Share Transactions
Issued	214,128	19,735
Issued in Lieu of Cash Distributions	346	—
Redeemed	(38,875)	(1,143)
Net Increase (Decrease) from Capital Share Transactions	175,599	18,592
Total Increase (Decrease)	182,518	18,993
Net Assets
Beginning of Period	18,993	—
End of Period[2]	201,511	18,993

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,220,000 and $73,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2065 Fund

Financial Highlights

	Year	July 12,
	Ended	2017[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$20.79	$20.00
Investment Operations
Net Investment Income[2]	.524	.150
Capital Gain Distributions Received [2]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.496	.640
Total from Investment Operations	2.020	.790
Distributions
Dividends from Net Investment Income	(.170)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.170)	—
Net Asset Value, End of Period	$22.64	$20.79

Total Return [3]	9.75%	3.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$202	$19
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	2.37%	3.30%[4]
Portfolio Turnover Rate	1%	29%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2017–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Target Retirement 2065 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Target Retirement 2065 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,220
Undistributed Long-Term Gains	4
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	5,096

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		196,338
Gross Unrealized Appreciation		8,068
Gross Unrealized Depreciation		(2,972)
Net Unrealized Appreciation (Depreciation)		5,096

E. Capital shares issued and redeemed were:
	Year Ended	July 12, 2017[1] to
	September 30, 2018	September 30, 2017
	Shares	Shares
	(000)	(000)
Issued	9,733	969
Issued in Lieu of Cash Distributions	16	—
Redeemed	(1,762)	(56)
Net Increase (Decrease) in Shares Outstanding	7,987	913
1 Inception.

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Target Retirement 2065 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	101	NA1	NA1	—	—	4	—	276
Vanguard Total
Bond Market II
Index Fund	1,315	13,250	210	(1)	(249)	198	1	14,105
Vanguard Total
International Bond
Index Fund	564	5,556	86	(1)	(7)	51	—	6,026
Vanguard Total
International Stock
Index Fund
Investor Shares	6,797	67,985	145	2	(2,623)	1,144	—	72,016
Vanguard Total
International Stock
Index Fund ETF Shares[2] —		122	122	—	—	—	—	—
Vanguard Total
Stock Market
Index Fund
Investor Shares	10,166	91,660	459	7	7,637	1,115	—	109,011
Vanguard Total
Stock Market Index
Fund ETF Shares[2]	—	526	526	—	—	—	—	—
Total	18,943	179,099	1,548	7	4,758	2,512	1	201,434
1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 The fund invested in ETF shares during the period, but sold their positions before the period end.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of each of the funds indicated in the table below (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Vanguard Target Retirement 2040 Fund	Statements of operations for the year ended September 30,
Vanguard Target Retirement 2045 Fund	2018 and statements of changes in net assets for each of the
Vanguard Target Retirement 2050 Fund	two years in the period ended September 30, 2018
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund	Statements of operations for the year ended September 30,
2018 and statements of changes in net assets for the year
ended September 30, 2018 and for the period July 12, 2017
(inception) through September 30, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting

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principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	479
Target Retirement 2045 Fund	—
Target Retirement 2050 Fund	205
Target Retirement 2055 Fund	—
Target Retirement 2060 Fund	—
Target Retirement 2065 Fund	—

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For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	308,243
Target Retirement 2045 Fund	293,686
Target Retirement 2050 Fund	193,555
Target Retirement 2055 Fund	81,201
Target Retirement 2060 Fund	29,728
Target Retirement 2065 Fund	260

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2040 Fund	33.3%
Target Retirement 2045 Fund	35.9
Target Retirement 2050 Fund	36.5
Target Retirement 2055 Fund	38.1
Target Retirement 2060 Fund	37.6
Target Retirement 2065 Fund	37.4

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2040 Fund	254,228	15,046
Target Retirement 2045 Fund	239,770	14,542
Target Retirement 2050 Fund	161,983	9,834
Target Retirement 2055 Fund	73,728	4,486
Target Retirement 2060 Fund	28,777	1,752
Target Retirement 2065 Fund	1,207	75

Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Target Retirement 2040 Fund
Returns Before Taxes	9.37%	9.17%	9.14%
Returns After Taxes on Distributions	8.78	8.53	8.59
Returns After Taxes on Distributions and Sale of Fund Shares	5.78	7.08	7.34

	One	Five	Ten
	Year	Years	Years
Target Retirement 2045 Fund
Returns Before Taxes	9.85%	9.39%	9.24%
Returns After Taxes on Distributions	9.26	8.72	8.65
Returns After Taxes on Distributions and Sale of Fund Shares	6.07	7.25	7.41

	One	Five	Ten
	Year	Years	Years
Target Retirement 2050 Fund
Returns Before Taxes	9.84%	9.38%	9.24%
Returns After Taxes on Distributions	9.27	8.79	8.69
Returns After Taxes on Distributions and Sale of Fund Shares	6.07	7.26	7.42

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Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2018

			Since
	One	Five	Inception
	Year	Years	(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes	9.79%	9.34%	11.08%
Returns After Taxes on Distributions	9.24	8.82	10.63
Returns After Taxes on Distributions and Sale of Fund Shares	6.03	7.25	8.96

			Since
	One	Five	Inception
	Year	Years	(1/19/2012)
Target Retirement 2060 Fund
Returns Before Taxes	9.81%	9.35%	10.91%
Returns After Taxes on Distributions	9.29	8.84	10.48
Returns After Taxes on Distributions and Sale of Fund Shares	6.04	7.26	8.71

			Since
	One	Five	Inception
	Year	Years	(7/12/2017)
Target Retirement 2065 Fund
Returns Before Taxes	9.75%	—	11.41%
Returns After Taxes on Distributions	9.50	—	11.20
Returns After Taxes on Distributions and Sale of Fund Shares	5.86	—	8.67

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Target Retirement 2040 Fund	$1,000.00	$1,047.22	$0.72
Target Retirement 2045 Fund	$1,000.00	$1,050.07	$0.77
Target Retirement 2050 Fund	$1,000.00	$1,050.00	$0.77
Target Retirement 2055 Fund	$1,000.00	$1,049.73	$0.77
Target Retirement 2060 Fund	$1,000.00	$1,049.64	$0.77
Target Retirement 2065 Fund	$1,000.00	$1,049.61	$0.77
Based on Hypothetical 5% Yearly Return
Target Retirement 2040 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2045 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2050 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2055 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2060 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2065 Fund	$1,000.00	$1,024.32	$0.76

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.14%, 0.15%, 0.15%, 0.15%, 0.15%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target 2055+ Funds Average: Mixed-Asset Target 2050 Funds Average through August 31, 2013; Mixed-Asset Target 2055+ Funds Average thereafter.

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Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

86

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

87

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

88

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112018

Annual Report | September 30, 2018

Vanguard Institutional Target
Retirement Funds

Vanguard Institutional Target Retirement Income Fund
Vanguard Institutional Target Retirement 2015 Fund
Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Institutional Target Retirement Income Fund.	6
Institutional Target Retirement 2015 Fund.	19
Institutional Target Retirement 2020 Fund.	31
Institutional Target Retirement 2025 Fund.	43
Institutional Target Retirement 2030 Fund.	55
Institutional Target Retirement 2035 Fund.	67
About Your Fund’s Expenses.	82
Glossary.	84

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2018, the six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 3.34% for the Institutional Target Retirement Income Fund to 8.54% for the Institutional Target Retirement 2035 Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Each fund surpassed the average returns of its peers.

• Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

• From their inception dates through September 30, the funds’ average annual returns ranged from 4.18% for the Institutional Target Retirement Income Fund to 7.64% for the Institutional Target Retirement 2035 Fund.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Institutional Target Retirement Income Fund	3.34%
Target Income Composite Index	3.47
Mixed-Asset Target Today Funds Average	2.82
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2015 Fund	4.60%
Target 2015 Composite Index	4.77
Mixed-Asset Target 2015 Funds Average	4.10
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2020 Fund	5.92%
Target 2020 Composite Index	6.11
Mixed-Asset Target 2020 Funds Average	4.36
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2025 Fund	6.85%
Target 2025 Composite Index	7.08
Mixed-Asset Target 2025 Funds Average	5.46
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2030 Fund	7.73%
Target 2030 Composite Index	7.94
Mixed-Asset Target 2030 Funds Average	6.64
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2035 Fund	8.54%
Target 2035 Composite Index	8.80
Mixed-Asset Target 2035 Funds Average	7.90

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Inception Through September 30, 2018
Average
Annual Return
Institutional Target Retirement Income Fund (Returns since inception: 6/26/2015)	4.18%
Target Income Composite Index	4.31
Mixed-Asset Target Today Funds Average	3.80
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2015 Fund (Returns since inception: 6/26/2015)	5.07%
Target 2015 Composite Index	5.23
Mixed-Asset Target 2015 Funds Average	4.63
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2020 Fund (Returns since inception: 6/26/2015)	6.04%
Target 2020 Composite Index	6.22
Mixed-Asset Target 2020 Funds Average	4.58
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2025 Fund (Returns since inception: 6/26/2015)	6.67%
Target 2025 Composite Index	6.84
Mixed-Asset Target 2025 Funds Average	5.47
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2030 Fund (Returns since inception: 6/26/2015)	7.15%
Target 2030 Composite Index	7.36
Mixed-Asset Target 2030 Funds Average	6.16
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

Average
Annual Return
Institutional Target Retirement 2035 Fund (Returns since inception: 6/26/2015)	7.64%
Target 2035 Composite Index	7.86
Mixed-Asset Target 2035 Funds Average	6.96

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

5

Institutional Target Retirement Income Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VITRX
30-Day SEC Yield	2.44%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.3%
Vanguard Total Stock Market Index Fund
Institutional Shares	18.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	16.8
Vanguard Total International Bond Index
Fund Admiral Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	12.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

6

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement Income
Fund*	3.34%	4.18%	$114,288,987
Target Income Composite Index	3.47	4.31	114,765,107
Mixed-Asset Target Today Funds
Average	2.82	3.80	112,949,056
Bloomberg Barclays U.S. Aggregate
Bond Index	-1.22	1.78	105,928,554

For a benchmark description, see the Glossary.
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Institutional Target Retirement Income Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

8

Institutional Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	13,989,179	1,019,112
International Stock Fund (12.0%)
Vanguard Total International Stock Index Fund Investor Shares	39,201,789	680,543
U.S. Bond Funds (54.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	204,187,436	2,109,256
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	39,214,262	950,946
		3,060,202
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Admiral Shares	41,327,320	899,283
Total Investment Companies (Cost $5,351,100)		5,659,140
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $1)	14	1
Total Investments (100.0%) (Cost $5,351,101)		5,659,141
Other Assets and Liabilities (0.0%)
Other Assets		23,344
Liabilities		(21,912)
		1,432
Net Assets (100%)
Applicable to 263,919,912 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,660,573
Net Asset Value Per Share		$21.45

9

Institutional Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	5,659,141
Receivables for Investment Securities Sold	14,968
Receivables for Accrued Income	5,669
Receivables for Capital Shares Issued	2,707
Total Assets	5,682,485
Liabilities
Payables for Investment Securities Purchased	5,669
Payables for Capital Shares Redeemed	10,775
Other Liabilities	5,468
Total Liabilities	21,912
Net Assets	5,660,573

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,340,656
Undistributed Net Investment Income	6,041
Accumulated Net Realized Gains	5,836
Unrealized Appreciation (Depreciation)	308,040
Net Assets	5,660,573

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	136,244
Net Investment Income—Note B	136,244
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	431
Affiliated Funds Sold	7,739
Futures Contracts	(56)
Realized Net Gain (Loss)	8,114
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	27,989
Net Increase (Decrease) in Net Assets Resulting from Operations	172,347

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	136,244	55,255
Realized Net Gain (Loss)	8,114	2,499
Change in Unrealized Appreciation (Depreciation)	27,989	99,003
Net Increase (Decrease) in Net Assets Resulting from Operations	172,347	156,757
Distributions
Net Investment Income	(132,299)	(54,657)
Realized Capital Gain[1]	(931)	(952)
Total Distributions	(133,230)	(55,609)
Capital Share Transactions
Issued	1,660,589	1,997,355
Issued in Connection with Acquisition of Vanguard Institutional
Target Retirement 2010 Fund—Note F	—	1,874,542
Issued in Lieu of Cash Distributions	132,093	55,149
Redeemed	(1,210,217)	(1,019,703)
Net Increase (Decrease) from Capital Share Transactions	582,465	2,907,343
Total Increase (Decrease)	621,582	3,008,491
Net Assets
Beginning of Period	5,038,991	2,030,500
End of Period[2]	5,660,573	5,038,991

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $539,000 and $688,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,041,000 and $2,096,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement Income Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.27	$20.60	$19.46	$20.00
Investment Operations
Net Investment Income	. 537 [2]	.404[2]	.341	.111[2]
Capital Gain Distributions Received	.002 [2]	.006 [2]	.010	—
Net Realized and Unrealized Gain (Loss) on Investments	.167	.667	1.127	(.599)
Total from Investment Operations	.706	1.077	1.478	(.488)
Distributions
Dividends from Net Investment Income	(. 522)	(. 398)	(. 337)	(. 052)
Distributions from Realized Capital Gains	(. 004)	(. 009)	(. 001)	—
Total Distributions	(. 526)	(. 407)	(. 338)	(. 052)
Net Asset Value, End of Period	$21.45	$21.27	$20.60	$19.46

Total Return	3.34%	5.30%	7.66%	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,661	$5,039	$2,031	$843
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.50%	1.94%	1.83%	1.99%[3]
Portfolio Turnover Rate	13%	7%	7%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

14

Institutional Target Retirement Income Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

15

Institutional Target Retirement Income Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	2,028
Undistributed (Overdistributed) Net Investment Income	—
Accumulated Net Realized Gains (Losses)	(2,028)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	10,249
Undistributed Long-Term Gains	1,628
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	308,040

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,351,101
Gross Unrealized Appreciation	397,335
Gross Unrealized Depreciation	(89,295)
Net Unrealized Appreciation (Depreciation)	308,040

16

Institutional Target Retirement Income Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	77,323	95,617
Issued in Connection with Acquisition of Vanguard Institutional
Target Retirement 2010 Fund	—	88,677
Issued in Lieu of Cash Distributions	6,154	2,657
Redeemed	(56,429)	(48,625)
Net Increase (Decrease) in Shares Outstanding	27,048	138,326

At September 30, 2018, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. On July 21, 2017, the fund acquired all the net assets of Vanguard Institutional Target Retirement 2010 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 88,677,000 shares of the fund for 89,056,000 shares of the Vanguard Institutional Target Retirement 2010 Fund outstanding as of the close of business on July 21, 2017. The Vanguard Institutional Target Retirement 2010 Fund’s net assets as of the close of business on July 21, 2017, of $1,874,542,000, including $111,122,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $2,936,988,000. The net assets of the fund immediately following the acquisition were $4,811,530,000.

Assuming that the acquisition had been completed on October 1, 2016, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2017, would be:

($000)
Net Investment Income	86,895
Realized Net Gain (Loss)	10,268
Change in Unrealized Appreciation (Depreciation)	146,955
Net Increase (Decrease) in Net Assets Resulting from Operations	244,118

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2010 Fund that have been included in the fund’s statement of operations since July 21, 2017.

17

Institutional Target Retirement Income Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,358	NA1	NA1	(1)	—	11	—	1
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	841,637	197,347	68,251	(112)	(19,675)	28,930	—	950,946
Vanguard Total
Bond Market II
Index Fund	1,895,549	586,674	291,997	—	(80,970)	53,117	431	2,109,256
Vanguard Total
International Bond
Index Fund	779,202	145,273	24,912	(198)	(82)	18,858	—	899,283
Vanguard Total
International Stock
Index Fund	600,976	162,715	75,856	420	(7,712)	17,525	—	680,543
Vanguard Total
Stock Market
Index Fund	911,460	207,393	243,799	7,630	136,428	17,803	—	1,019,112
Total	5,030,182	1,299,402	704,815	7,739	27,989	136,244	431	5,659,141
1 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

18

Institutional Target Retirement 2015 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VITVX
30-Day SEC Yield	2.38%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	33.1%
Vanguard Total Stock Market Index Fund
Institutional Shares	24.2
Vanguard Total International Stock Index
Fund Investor Shares	16.3
Vanguard Total International Bond Index
Fund Admiral Shares	14.2
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	12.2

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

19

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2015
Fund*	4.60%	5.07%	$117,518,564
• Target 2015 Composite Index	4.77	5.23	118,096,791
Mixed-Asset Target 2015 Funds
Average	4.10	4.63	115,914,804
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

20

Institutional Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

21

Institutional Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (24.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	27,381,615	1,994,751
International Stock Fund (16.3%)
Vanguard Total International Stock Index Fund Investor Shares	77,502,647	1,345,446
U.S. Bond Funds (45.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	264,331,653	2,730,546
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	41,372,067	1,003,272
		3,733,818
International Bond Fund (14.2%)
Vanguard Total International Bond Index Fund Admiral Shares	53,620,139	1,166,774
Total Investment Companies (Cost $7,537,621)		8,240,789
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $1,881)	18,807	1,881
Total Investments (100.0%) (Cost $7,539,502)		8,242,670
Other Assets and Liabilities (0.0%)
Other Assets		47,515
Liabilities		(44,013)
		3,502
Net Assets (100%)
Applicable to 368,260,384 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,246,172
Net Asset Value Per Share		$22.39

22

Institutional Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	8,242,670
Receivables for Investment Securities Sold	35,800
Receivables for Accrued Income	7,342
Receivables for Capital Shares Issued	4,373
Total Assets	8,290,185
Liabilities
Payables for Investment Securities Purchased	27,016
Payables for Capital Shares Redeemed	16,988
Other Liabilities	9
Total Liabilities	44,013
Net Assets	8,246,172

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,361,850
Undistributed Net Investment Income	118,854
Accumulated Net Realized Gains	62,300
Unrealized Appreciation (Depreciation)	703,168
Net Assets	8,246,172

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	195,779
Net Investment Income—Note B	195,779
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	561
Affiliated Funds Sold	69,312
Futures Contracts	(146)
Realized Net Gain (Loss)	69,727
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	91,261
Net Increase (Decrease) in Net Assets Resulting from Operations	356,767

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	195,779	141,091
Realized Net Gain (Loss)	69,727	8,554
Change in Unrealized Appreciation (Depreciation)	91,261	393,230
Net Increase (Decrease) in Net Assets Resulting from Operations	356,767	542,875
Distributions
Net Investment Income	(158,721)	(115,625)
Realized Capital Gain[1]	(9,936)	(3,156)
Total Distributions	(168,657)	(118,781)
Capital Share Transactions
Issued	2,030,600	2,199,372
Issued in Lieu of Cash Distributions	167,397	118,060
Redeemed	(1,754,155)	(1,150,053)
Net Increase (Decrease) from Capital Share Transactions	443,842	1,167,379
Total Increase (Decrease)	631,952	1,591,473
Net Assets
Beginning of Period	7,614,220	6,022,747
End of Period[2]	8,246,172	7,614,220

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $5,056,000 and $1,791,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $118,854,000 and $92,190,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Institutional Target Retirement 2015 Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.87	$20.64	$19.06	$20.00
Investment Operations
Net Investment Income	. 536 [2]	.433 [2]	.345	.124[2]
Capital Gain Distributions Received	.002 [2]	.006 [2]	.008	—
Net Realized and Unrealized Gain (Loss) on Investments	.459	1.182	1.380	(1.064)
Total from Investment Operations	.997	1.621	1.733	(.940)
Distributions
Dividends from Net Investment Income	(. 449)	(. 381)	(.152)	—
Distributions from Realized Capital Gains	(. 028)	(. 010)	(. 001)	—
Total Distributions	(. 477)	(. 391)	(.153)	—
Net Asset Value, End of Period	$22.39	$21.87	$20.64	$19.06

Total Return	4.60%	8.02%	9.14%	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,246	$7,614	$6,023	$2,790
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.42%	2.07%	2.04%	2.21%[3]
Portfolio Turnover Rate	15%	10%	10%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

27

Institutional Target Retirement 2015 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

28

Institutional Target Retirement 2015 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	14,052
Undistributed (Overdistributed) Net Investment Income	(10,394)
Accumulated Net Realized Gains (Losses)	(3,658)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	132,174
Undistributed Long-Term Gains	48,980
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	703,168

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,539,502
Gross Unrealized Appreciation	819,185
Gross Unrealized Depreciation	(116,017)
Net Unrealized Appreciation (Depreciation)	703,168

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	91,749	105,356
Issued in Lieu of Cash Distributions	7,606	5,871
Redeemed	(79,251)	(54,838)
Net Increase (Decrease) in Shares Outstanding	20,104	56,389

29

Institutional Target Retirement 2015 Fund

At September 30, 2018, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1	NA1	NA1	(3)	—	19	—	1,881
Vanguard Short-Term
Inflation-Protected
Securities	835,433	274,525	86,429	(38)	(20,219)	29,581	—	1,003,272
Vanguard Total
Bond Market II
Index Fund	2,442,045	692,267	299,286	—	(104,480)	68,868	561	2,730,546
Vanguard Total
International Bond
Index Fund	1,018,525	205,213	56,484	(671)	191	24,518	—	1,166,774
Vanguard Total
International Stock
Index Fund	1,323,606	185,008	151,146	7,607	(19,629)	36,189	—	1,345,446
Vanguard Total
Stock Market
Index Fund	1,986,626	317,425	607,115	62,417	235,398	36,604	—	1,994,751
Total	7,606,236	1,674,438	1,200,460	69,312	91,261	195,779	561	8,242,670

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

30

Institutional Target Retirement 2020 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VITWX
30-Day SEC Yield	2.34%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	32.4%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.9
Vanguard Total International Stock Index
Fund Investor Shares	21.2
Vanguard Total International Bond Index
Fund Admiral Shares	12.3
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	5.2

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

31

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2020
Fund*	5.92%	6.04%	$121,096,206
Target 2020 Composite Index	6.11	6.22	121,747,062
Mixed-Asset Target 2020 Funds
Average	4.36	4.58	115,720,559
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

32

Institutional Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

33

Institutional Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (32.4%)
Vanguard Total Stock Market Index Fund Institutional Shares	97,119,815	7,075,179
International Stock Fund (21.2%)
Vanguard Total International Stock Index Fund Investor Shares	266,962,040	4,634,461
U.S. Bond Funds (34.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	610,984,041	6,311,465
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	46,690,012	1,132,233
		7,443,698
International Bond Fund (12.3%)
Vanguard Total International Bond Index Fund Admiral Shares	123,006,750	2,676,627
Total Investment Companies (Cost $19,609,702)		21,829,965
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $0)	4	—
Total Investments (100.0%) (Cost $19,609,702)		21,829,965
Other Assets and Liabilities (0.0%)
Other Assets		70,343
Liabilities		(61,338)
		9,005
Net Assets (100%)
Applicable to 946,290,045 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,838,970
Net Asset Value Per Share		$23.08

34

Institutional Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	21,829,965
Receivables for Investment Securities Sold	33,443
Receivables for Accrued Income	16,974
Receivables for Capital Shares Issued	19,926
Total Assets	21,900,308
Liabilities
Payables for Investment Securities Purchased	16,972
Payables for Capital Shares Redeemed	43,519
Other Liabilities	847
Total Liabilities	61,338
Net Assets	21,838,970

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	19,291,096
Undistributed Net Investment Income	309,676
Accumulated Net Realized Gains	17,935
Unrealized Appreciation (Depreciation)	2,220,263
Net Assets	21,838,970

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	469,905
Net Investment Income—Note B	469,905
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,195
Affiliated Funds Sold	18,155
Futures Contracts	(209)
Realized Net Gain (Loss)	19,141
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	616,999
Net Increase (Decrease) in Net Assets Resulting from Operations	1,106,045

See accompanying Notes, which are an integral part of the Financial Statements.

36

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	469,905	319,507
Realized Net Gain (Loss)	19,141	8,581
Change in Unrealized Appreciation (Depreciation)	616,999	1,148,562
Net Increase (Decrease) in Net Assets Resulting from Operations	1,106,045	1,476,650
Distributions
Net Investment Income	(371,348)	(237,390)
Realized Capital Gain[1]	(6,294)	(5,950)
Total Distributions	(377,642)	(243,340)
Capital Share Transactions
Issued	5,918,823	5,982,661
Issued in Lieu of Cash Distributions	373,108	241,218
Redeemed	(2,768,170)	(1,483,882)
Net Increase (Decrease) from Capital Share Transactions	3,523,761	4,739,997
Total Increase (Decrease)	4,252,164	5,973,307
Net Assets
Beginning of Period	17,586,806	11,613,499
End of Period[2]	21,838,970	17,586,806

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $4,472,000 and $3,279,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $309,676,000 and $225,478,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Institutional Target Retirement 2020 Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.23	$20.58	$18.84	$20.00
Investment Operations
Net Investment Income[2]	.532	.464	.444	.138
Capital Gain Distributions Received [2]	.001	.005	.007	—
Net Realized and Unrealized Gain (Loss) on Investments	.773	1.582	1.453	(1.298)
Total from Investment Operations	1.306	2.051	1.904	(1.160)
Distributions
Dividends from Net Investment Income	(. 448)	(. 391)	(.162)	—
Distributions from Realized Capital Gains	(. 008)	(. 010)	(. 002)	—
Total Distributions	(.456)	(.401)	(.164)	—
Net Asset Value, End of Period	$23.08	$22.23	$20.58	$18.84

Total Return	5.92%	10.17%	10.16%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,839	$17,587	$11,613	$4,835
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.35%	2.20%	2.25%	2.48%[3]
Portfolio Turnover Rate	8%	6%	5%	2%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

39

Institutional Target Retirement 2020 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

40

Institutional Target Retirement 2020 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	14,913
Undistributed (Overdistributed) Net Investment Income	(14,359)
Accumulated Net Realized Gains (Losses)	(554)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	326,584
Undistributed Long-Term Gains	1,027
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,220,263

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	19,609,702
Gross Unrealized Appreciation	2,488,208
Gross Unrealized Depreciation	(267,945)
Net Unrealized Appreciation (Depreciation)	2,220,263

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	260,732	284,709
Issued in Lieu of Cash Distributions	16,538	11,995
Redeemed	(122,044)	(69,990)
Net Increase (Decrease) in Shares Outstanding	155,226	226,714

41

Institutional Target Retirement 2020 Fund

At September 30, 2018, one shareholder was the record or beneficial owner of 38% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	973	NA1	NA1	1	—	18	—	—
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	669,958	526,585	44,241	—	(20,069)	29,276	—	1,132,233
Vanguard Total
Bond Market II
Index Fund	5,065,910	2,082,607	606,535	715	(231,232)	151,348	1,195	6,311,465
Vanguard Total
International Bond
Index Fund	2,129,764	588,883	40,557	—	(1,463)	52,907	—	2,676,627
Vanguard Total
International Stock
Index Fund	3,862,091	946,554	113,008	906	(62,082)	116,622	—	4,634,461
Vanguard Total
Stock Market
Index Fund	5,851,427	1,109,743	834,369	16,533	931,845	119,734	—	7,075,179
Total	17,580,123	5,254,372	1,638,710	18,155	616,999	469,905	1,195	21,829,965
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

42

Institutional Target Retirement 2025 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VRIVX
30-Day SEC Yield	2.28%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	37.8%
Vanguard Total Bond Market II Index Fund
Investor Shares	26.2
Vanguard Total International Stock Index
Fund Investor Shares	25.0
Vanguard Total International Bond Index
Fund Admiral Shares	11.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

43

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2025
Fund*	6.85%	6.67%	$123,439,614
Target 2025 Composite Index	7.08	6.84	124,111,276
Mixed-Asset Target 2025 Funds
Average	5.46	5.47	118,976,213
MSCI US Broad Market Index	17.62	12.34	146,201,479

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

44

Institutional Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

Institutional Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (37.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	145,406,360	10,592,853
International Stock Fund (25.0%)
Vanguard Total International Stock Index Fund Investor Shares	403,450,148	7,003,894
U.S. Bond Fund (26.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	712,500,269	7,360,128
International Bond Fund (11.0%)
Vanguard Total International Bond Index Fund Admiral Shares	141,738,273	3,084,225
Total Investment Companies (Cost $24,856,313)		28,041,100
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $5)	47	5
Total Investments (99.9%) (Cost $24,856,318)		28,041,105
Other Assets and Liabilities (0.1%)
Other Assets		110,584
Liabilities		(93,195)
		17,389
Net Assets (100%)
Applicable to 1,192,537,433 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		28,058,494
Net Asset Value Per Share		$23.53

46

Institutional Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	28,041,105
Receivables for Investment Securities Sold	58,577
Receivables for Accrued Income	19,647
Receivables for Capital Shares Issued	32,360
Total Assets	28,151,689
Liabilities
Payables for Investment Securities Purchased	19,644
Payables for Capital Shares Redeemed	67,815
Other Liabilities	5,736
Total Liabilities	93,195
Net Assets	28,058,494

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,468,341
Undistributed Net Investment Income	390,798
Accumulated Net Realized Gains	14,568
Unrealized Appreciation (Depreciation)	3,184,787
Net Assets	28,058,494

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Institutional Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	578,823
Net Investment Income—Note B	578,823
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,317
Affiliated Funds Sold	15,209
Futures Contracts	(288)
Realized Net Gain (Loss)	16,238
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,005,931
Net Increase (Decrease) in Net Assets Resulting from Operations	1,600,992

See accompanying Notes, which are an integral part of the Financial Statements.

48

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	578,823	396,751
Realized Net Gain (Loss)	16,238	6,068
Change in Unrealized Appreciation (Depreciation)	1,005,931	1,638,559
Net Increase (Decrease) in Net Assets Resulting from Operations	1,600,992	2,041,378
Distributions
Net Investment Income	(458,573)	(282,158)
Realized Capital Gain[1]	(4,467)	(5,974)
Total Distributions	(463,040)	(288,132)
Capital Share Transactions
Issued	7,898,313	7,171,272
Issued in Lieu of Cash Distributions	456,899	284,805
Redeemed	(3,044,748)	(1,225,661)
Net Increase (Decrease) from Capital Share Transactions	5,310,464	6,230,416
Total Increase (Decrease)	6,448,416	7,983,662
Net Assets
Beginning of Period	21,610,078	13,626,416
End of Period[2]	28,058,494	21,610,078

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,350,000 and $3,311,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $390,798,000 and $287,626,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Institutional Target Retirement 2025 Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.46	$20.48	$18.65	$20.00
Investment Operations
Net Investment Income[2]	.528	.480	.452	.140
Capital Gain Distributions Received [2]	.001	.005	.006	—
Net Realized and Unrealized Gain (Loss) on Investments	.997	1.895	1.538	(1.490)
Total from Investment Operations	1.526	2.380	1.996	(1.350)
Distributions
Dividends from Net Investment Income	(. 452)	(. 392)	(.165)	—
Distributions from Realized Capital Gains	(. 004)	(. 008)	(. 001)	—
Total Distributions	(.456)	(.400)	(.166)	—
Net Asset Value, End of Period	$23.53	$22.46	$20.48	$18.65

Total Return	6.85%	11.85%	10.76%	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,058	$21,610	$13,626	$5,362
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.27%	2.30%	2.52%[3]
Portfolio Turnover Rate	9%	4%	4%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

51

Institutional Target Retirement 2025 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

52

Institutional Target Retirement 2025 Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	17,511
Undistributed (Overdistributed) Net Investment Income	(17,078)
Accumulated Net Realized Gains (Losses)	(433)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	404,255
Undistributed Long-Term Gains	1,111
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,184,787

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		24,856,318
Gross Unrealized Appreciation		3,493,957
Gross Unrealized Depreciation		(309,170)
Net Unrealized Appreciation (Depreciation)		3,184,787

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	342,345	340,218
Issued in Lieu of Cash Distributions	19,952	14,184
Redeemed	(132,010)	(57,419)
Net Increase (Decrease) in Shares Outstanding	230,287	296,983

53

Institutional Target Retirement 2025 Fund

At September 30, 2018, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	4,152	NA1	NA1	6	—	47	—	5
Vanguard Total
Bond Market II
Index Fund	5,490,573	3,163,567	1,034,798	1,270	(260,484)	171,455	1,317	7,360,128
Vanguard Total
International Bond
Index Fund	2,275,281	828,108	17,908	—	(1,256)	58,436	—	3,084,225
Vanguard Total
International Stock
Index Fund	5,485,573	1,713,013	88,660	881	(106,913)	172,539	—	7,003,894
Vanguard Total
Stock Market
Index Fund	8,350,447	1,892,412	1,037,642	13,052	1,374,584	176,346	—	10,592,853
Total	21,606,026	7,597,100	2,179,008	15,209	1,005,931	578,823	1,317	28,041,105
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

54

Institutional Target Retirement 2030 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTTWX
30-Day SEC Yield	2.28%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	42.3%
Vanguard Total International Stock Index
Fund Investor Shares	27.9
Vanguard Total Bond Market II Index Fund
Investor Shares	21.1
Vanguard Total International Bond Index
Fund Admiral Shares	8.7

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

55

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2030
Fund*	7.73%	7.15%	$125,277,589
Target 2030 Composite Index	7.94	7.36	126,067,121
Mixed-Asset Target 2030 Funds
Average	6.64	6.16	121,541,117
MSCI US Broad Market Index	17.62	12.34	146,201,479

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards

See Financial Highlights for dividend and capital gains information.

56

Institutional Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

Institutional Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (42.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	149,496,891	10,890,848
International Stock Fund (27.9%)
Vanguard Total International Stock Index Fund Investor Shares	415,149,229	7,206,991
U.S. Bond Fund (21.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	527,086,335	5,444,802
International Bond Fund (8.7%)
Vanguard Total International Bond Index Fund Admiral Shares	103,631,665	2,255,025
Total Investment Companies (Cost $22,614,961)		25,797,666
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $1,144)	11,444	1,144
Total Investments (99.9%) (Cost $22,616,105)		25,798,810
Other Assets and Liabilities (0.1%)
Other Assets		101,984
Liabilities		(81,777)
		20,207
Net Assets (100%)
Applicable to 1,080,787,186 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		25,819,017
Net Asset Value Per Share		$23.89

58

Institutional Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	25,798,810
Receivables for Investment Securities Sold	52,051
Receivables for Accrued Income	14,575
Receivables for Capital Shares Issued	35,358
Total Assets	25,900,794
Liabilities
Payables for Investment Securities Purchased	14,505
Payables for Capital Shares Redeemed	67,272
Total Liabilities	81,777
Net Assets	25,819,017

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	22,264,847
Undistributed Net Investment Income	368,241
Accumulated Net Realized Gains	3,224
Unrealized Appreciation (Depreciation)	3,182,705
Net Assets	25,819,017

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Institutional Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	518,198
Other Income	68
Net Investment Income—Note B	518,266
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	925
Affiliated Funds Sold	2,652
Futures Contracts	(409)
Realized Net Gain (Loss)	3,168
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,088,192
Net Increase (Decrease) in Net Assets Resulting from Operations	1,609,626

See accompanying Notes, which are an integral part of the Financial Statements.

60

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	518,266	345,722
Realized Net Gain (Loss)	3,168	4,897
Change in Unrealized Appreciation (Depreciation)	1,088,192	1,616,456
Net Increase (Decrease) in Net Assets Resulting from Operations	1,609,626	1,967,075
Distributions
Net Investment Income	(402,466)	(241,723)
Realized Capital Gain[1]	(2,865)	(3,875)
Total Distributions	(405,331)	(245,598)
Capital Share Transactions
Issued	7,621,180	6,851,346
Issued in Lieu of Cash Distributions	399,201	243,168
Redeemed	(2,547,464)	(1,159,952)
Net Increase (Decrease) from Capital Share Transactions	5,472,917	5,934,562
Total Increase (Decrease)	6,677,212	7,656,039
Net Assets
Beginning of Period	19,141,805	11,485,766
End of Period[2]	25,819,017	19,141,805

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,148,000 and $2,153,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $368,241,000 and $252,441,000.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Institutional Target Retirement 2030 Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.61	$20.36	$18.45	$20.00
Investment Operations
Net Investment Income[2]	.531	.485	.455	.145
Capital Gain Distributions Received [2]	.001	.004	.004	—
Net Realized and Unrealized Gain (Loss) on Investments	1.201	2.160	1.615	(1.695)
Total from Investment Operations	1.733	2.649	2.074	(1.550)
Distributions
Dividends from Net Investment Income	(. 450)	(. 393)	(.163)	—
Distributions from Realized Capital Gains	(. 003)	(. 006)	(. 001)	—
Total Distributions	(. 453)	(. 399)	(.164)	—
Net Asset Value, End of Period	$23.89	$22.61	$20.36	$18.45

Total Return	7.73%	13.27%	11.30%	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,819	$19,142	$11,486	$4,431
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.29%	2.34%	2.64%[3]
Portfolio Turnover Rate	7%	4%	3%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2030 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Institutional Target Retirement 2030 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	370,785
Undistributed Long-Term Gains	680
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,182,705

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		22,616,105
Gross Unrealized Appreciation		3,424,529
Gross Unrealized Depreciation		(241,824)
Net Unrealized Appreciation (Depreciation)		3,182,705

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	326,284	324,504
Issued in Lieu of Cash Distributions	17,237	12,146
Redeemed	(109,186)	(54,468)
Net Increase (Decrease) in Shares Outstanding	234,335	282,182

At September 30, 2018, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	7,534	NA1	NA1	4	—	54	—	1,144
Vanguard Total
Bond Market II
Index Fund	3,892,483	2,448,529	709,591	—	(186,619)	123,520	925	5,444,802
Vanguard Total
International Bond
Index Fund	1,595,870	664,859	4,480	—	(1,224)	41,940	—	2,255,025
Vanguard Total
International Stock
Index Fund	5,409,796	2,020,126	112,564	(130)	(110,237)	174,441	—	7,206,991
Vanguard Total
Stock Market
Index Fund	8,238,969	2,082,435	819,606	2,778	1,386,272	178,243	— 10,890,848
Total	19,144,652	7,215,949	1,646,241	2,652	1,088,192	518,198	925	25,798,810
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

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Institutional Target Retirement 2035 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VITFX
30-Day SEC Yield	2.28%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	46.7%
Vanguard Total International Stock Index
Fund Investor Shares	30.9
Vanguard Total Bond Market II Index Fund
Investor Shares	15.8
Vanguard Total International Bond Index
Fund Admiral Shares	6.6

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

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Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2035
Fund*	8.54%	7.64%	$127,172,209
Target 2035 Composite Index	8.80	7.86	128,001,725
Mixed-Asset Target 2035 Funds
Average	7.90	6.96	124,564,354
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Institutional Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

69

Institutional Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (46.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	152,158,877	11,084,774
International Stock Fund (30.9%)
Vanguard Total International Stock Index Fund Investor Shares	423,092,714	7,344,889
U.S. Bond Fund (15.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	363,941,040	3,759,511
International Bond Fund (6.6%)
Vanguard Total International Bond Index Fund Admiral Shares	71,521,314	1,556,304
Total Investment Companies (Cost $20,466,023)		23,745,478
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $4)	36	4
Total Investments (99.9%) (Cost $20,466,027)		23,745,482
Other Assets and Liabilities (0.1%)
Other Assets		100,664
Liabilities		(83,750)
		16,914
Net Assets (100%)
Applicable to 979,831,072 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		23,762,396
Net Asset Value Per Share		$24.25

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Institutional Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	23,745,482
Receivables for Investment Securities Sold	58,285
Receivables for Accrued Income	9,996
Receivables for Capital Shares Issued	32,383
Total Assets	23,846,146
Liabilities
Payables for Investment Securities Purchased	9,995
Payables for Capital Shares Redeemed	73,471
Other Liabilities	284
Total Liabilities	83,750
Net Assets	23,762,396

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	20,141,831
Undistributed Net Investment Income	338,095
Accumulated Net Realized Gains	3,015
Unrealized Appreciation (Depreciation)	3,279,455
Net Assets	23,762,396

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	473,598
Net Investment Income—Note B	473,598
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	629
Affiliated Funds Sold	3,121
Futures Contracts	(567)
Realized Net Gain (Loss)	3,183
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,161,459
Net Increase (Decrease) in Net Assets Resulting from Operations	1,638,240

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	473,598	321,318
Realized Net Gain (Loss)	3,183	4,196
Change in Unrealized Appreciation (Depreciation)	1,161,459	1,669,268
Net Increase (Decrease) in Net Assets Resulting from Operations	1,638,240	1,994,782
Distributions
Net Investment Income	(370,634)	(225,679)
Realized Capital Gain[1]	(2,936)	(2,578)
Total Distributions	(373,570)	(228,257)
Capital Share Transactions
Issued	7,041,221	5,844,698
Issued in Lieu of Cash Distributions	368,487	225,973
Redeemed	(2,487,936)	(962,824)
Net Increase (Decrease) from Capital Share Transactions	4,921,772	5,107,847
Total Increase (Decrease)	6,186,442	6,874,372
Net Assets
Beginning of Period	17,575,954	10,701,582
End of Period[2]	23,762,396	17,575,954

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,446,000 and $1,489,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $338,095,000 and $235,131,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.78	$20.23	$18.27	$20.00
Investment Operations
Net Investment Income[2]	.533	.489	.457	.142
Capital Gain Distributions Received [2]	.001	.003	.003	—
Net Realized and Unrealized Gain (Loss) on Investments	1.394	2.457	1.664	(1.872)
Total from Investment Operations	1.928	2.949	2.124	(1.730)
Distributions
Dividends from Net Investment Income	(. 454)	(. 394)	(.164)	—
Distributions from Realized Capital Gains	(.004)	(.005)	—	—
Total Distributions	(. 458)	(. 399)	(.164)	—
Net Asset Value, End of Period	$24.25	$22.78	$20.23	$18.27

Total Return	8.54%	14.85%	11.68%	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,762	$17,576	$10,702	$4,037
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.30%	2.37%	2.62%[3]
Portfolio Turnover Rate	8%	4%	2%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2035 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Institutional Target Retirement 2035 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	340,843
Undistributed Long-Term Gains	267
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,279,455

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		20,466,027
Gross Unrealized Appreciation		3,468,806
Gross Unrealized Depreciation		(189,351)
Net Unrealized Appreciation (Depreciation)		3,279,455

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	297,648	276,466
Issued in Lieu of Cash Distributions	15,734	11,310
Redeemed	(105,226)	(45,006)
Net Increase (Decrease) in Shares Outstanding	208,156	242,770

At September 30, 2018, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,600	NA1	NA1	3	—	53	—	4
Vanguard Total
Bond Market II
Index Fund	2,659,139	1,895,479	667,178	—	(127,929)	84,966	629	3,759,511
Vanguard Total
International Bond
Index Fund	1,064,701	496,195	3,628	—	(964)	28,726	—	1,556,304
Vanguard Total
International Stock
Index Fund	5,490,662	2,076,750	102,473	(1,461)	(118,589)	178,264	—	7,344,889
Vanguard Total
Stock Market
Index Fund	8,357,981	2,276,684	963,411	4,579	1,408,941	181,589	—	11,084,774
Total	17,576,083	6,745,108	1,736,690	3,121	1,161,459	473,598	629	23,745,482
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

78

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

79

Special 2018 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	934
Institutional Target Retirement 2015 Fund	7,660
Institutional Target Retirement 2020 Fund	1,854
Institutional Target Retirement 2025 Fund	1,182
Institutional Target Retirement 2030 Fund	714
Institutional Target Retirement 2035 Fund	489

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	31,956
Institutional Target Retirement 2015 Fund	56,717
Institutional Target Retirement 2020 Fund	165,127
Institutional Target Retirement 2025 Fund	234,770
Institutional Target Retirement 2030 Fund	229,635
Institutional Target Retirement 2035 Fund	233,804

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement Income Fund	10.9%
Institutional Target Retirement 2015 Fund	15.4
Institutional Target Retirement 2020 Fund	21.8
Institutional Target Retirement 2025 Fund	26.3
Institutional Target Retirement 2030 Fund	30.2
Institutional Target Retirement 2035 Fund	33.5

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The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement Income Fund	35,823	1,205
Institutional Target Retirement 2015 Fund	60,194	2,440
Institutional Target Retirement 2020 Fund	168,764	7,772
Institutional Target Retirement 2025 Fund	230,634	11,432
Institutional Target Retirement 2030 Fund	216,833	11,500
Institutional Target Retirement 2035 Fund	208,179	11,705

Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,017.95	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,023.31	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,030.36	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,035.20	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,039.15	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,043.46	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.62	$0.46

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES

OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730 112018

Annual Report | September 30, 2018

Vanguard Institutional Target
Retirement Funds

Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2065 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Institutional Target Retirement 2040 Fund.	6
Institutional Target Retirement 2045 Fund.	18
Institutional Target Retirement 2050 Fund.	30
Institutional Target Retirement 2055 Fund.	42
Institutional Target Retirement 2060 Fund.	54
Institutional Target Retirement 2065 Fund.	66
About Your Fund’s Expenses.	81
Glossary.	83

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2018, the six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 9.39% for the Institutional Target Retirement 2040 Fund to 9.93% for the Institutional Target Retirement 2065 Fund. (The funds with target dates of 2015 through 2035, as well as the Institutional Target Retirement Income Fund, are covered in a separate report.)

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Each fund surpassed the average returns of its peers.

• Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

• From their inception dates through September 30, 2018, the funds’ average annual returns ranged from 8.11% for the Institutional Target Retirement 2040 Fund to 11.61% for the Institutional Target Retirement 2065 Fund.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Institutional Target Retirement 2040 Fund	9.39%
Target 2040 Composite Index	9.66
Mixed-Asset Target 2040 Funds Average	8.36
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2045 Fund	9.92%
Target 2045 Composite Index	10.15
Mixed-Asset Target 2045 Funds Average	9.11
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2050 Fund	9.88%
Target 2050 Composite Index	10.15
Mixed-Asset Target 2050 Funds Average	9.09
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2055 Fund	9.84%
Target 2055 Composite Index	10.15
Mixed-Asset Target 2055+ Funds Average	9.53
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2060 Fund	9.83%
Target 2060 Composite Index	10.15
Mixed-Asset Target 2055+ Funds Average	9.53
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2065 Fund	9.93%
Target 2065 Composite Index	10.15
Mixed-Asset Target 2055+ Funds Average	9.53
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Inception Through September 30, 2018
Average
Annual Return
Institutional Target Retirement 2040 Fund (Returns since inception: 6/26/2015)	8.11%
Target 2040 Composite Index	8.36
Mixed-Asset Target 2040 Funds Average	7.18
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2045 Fund (Returns since inception: 6/26/2015)	8.44%
Target 2045 Composite Index	8.68
Mixed-Asset Target 2045 Funds Average	7.66
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2050 Fund (Returns since inception: 6/26/2015)	8.44%
Target 2050 Composite Index	8.68
Mixed-Asset Target 2050 Funds Average	7.64
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2055 Fund (Returns since inception: 6/26/2015)	8.44%
Target 2055 Composite Index	8.68
Mixed-Asset Target 2055+ Funds Average	7.94
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Target Retirement 2060 Fund (Returns since inception: 6/26/2015)	8.42%
Target 2060 Composite Index	8.68
Mixed-Asset Target 2055+ Funds Average	7.94
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

Average
Annual Return
Institutional Target Retirement 2065 Fund (Returns since inception: 7/12/2017)	11.61%
Target 2065 Composite Index	11.65
Spliced Mixed-Asset Target 2055+ Funds Average	11.28

Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

5

Institutional Target Retirement 2040 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VIRSX
30-Day SEC Yield	2.28%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	51.2%
Vanguard Total International Stock Index
Fund Investor Shares	33.9
Vanguard Total Bond Market II Index Fund
Investor Shares	10.6
Vanguard Total International Bond Index
Fund Admiral Shares	4.3

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

6

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2040
Fund*	9.39%	8.11%	$128,993,791
Target 2040 Composite Index	9.66	8.36	129,933,280
Mixed-Asset Target 2040 Funds
Average	8.36	7.18	125,371,965
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Institutional Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

8

Institutional Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (51.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	145,833,087	10,623,941

International Stock Fund (33.9%)
Vanguard Total International Stock Index Fund Investor Shares	406,190,644	7,051,470

U.S. Bond Fund (10.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	214,010,478	2,210,728

International Bond Fund (4.3%)
Vanguard Total International Bond Index Fund Admiral Shares	41,101,620	894,371
Total Investment Companies (Cost $17,720,481)		20,780,510
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $748)	7,483	748
Total Investments (99.9%) (Cost $17,721,229)		20,781,258
Other Assets and Liabilities (0.1%)
Other Assets		93,592
Liabilities		(76,829)
		16,763
Net Assets (100%)
Applicable to 845,049,193 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		20,798,021
Net Asset Value Per Share		$24.61

9

Institutional Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	20,781,258
Receivables for Investment Securities Sold	55,257
Receivables for Accrued Income	5,832
Receivables for Capital Shares Issued	32,503
Total Assets	20,874,850
Liabilities
Payables for Investment Securities Purchased	5,831
Payables for Capital Shares Redeemed	70,998
Total Liabilities	76,829
Net Assets	20,798,021

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	17,450,527
Undistributed Net Investment Income	290,298
Accumulated Net Realized Losses	(2,833)
Unrealized Appreciation (Depreciation)	3,060,029
Net Assets	20,798,021

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	403,495
Net Investment Income—Note B	403,495
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	346
Affiliated Funds Sold	(2,432)
Futures Contracts	(678)
Realized Net Gain (Loss)	(2,764)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	1,133,364
Net Increase (Decrease) in Net Assets Resulting from Operations	1,534,095

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	403,495	269,126
Realized Net Gain (Loss)	(2,764)	2,675
Change in Unrealized Appreciation (Depreciation)	1,133,364	1,540,042
Net Increase (Decrease) in Net Assets Resulting from Operations	1,534,095	1,811,843
Distributions
Net Investment Income	(310,516)	(185,811)
Realized Capital Gain[1]	(2,059)	(1,229)
Total Distributions	(312,575)	(187,040)
Capital Share Transactions
Issued	6,519,462	5,265,281
Issued in Lieu of Cash Distributions	307,832	185,271
Redeemed	(2,113,307)	(937,018)
Net Increase (Decrease) from Capital Share Transactions	4,713,987	4,513,534
Total Increase (Decrease)	5,935,507	6,138,337
Net Assets
Beginning of Period	14,862,514	8,724,177
End of Period[2]	20,798,021	14,862,514

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,716,000 and $709,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $290,298,000 and $197,319,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement 2040 Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,
For a Share Outstanding				Sept. 30,
Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.93	$20.10	$18.08	$20.00
Investment Operations
Net Investment Income[2]	.535	.494	.461	.151
Capital Gain Distributions Received [2]	—	.002	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	1.601	2.730	1.718	(2.071)
Total from Investment Operations	2.136	3.226	2.181	(1.920)
Distributions
Dividends from Net Investment Income	(. 453)	(. 393)	(.161)	—
Distributions from Realized Capital Gains	(.003)	(.003)	—	—
Total Distributions	(.456)	(.396)	(.161)	—
Net Asset Value, End of Period	$24.61	$22.93	$20.10	$18.08

Total Return	9.39%	16.35%	12.12%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,798	$14,863	$8,724	$3,032
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.24%	2.32%	2.62%	2.81%[3]
Portfolio Turnover Rate	7%	5%	0%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

14

Institutional Target Retirement 2040 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

15

Institutional Target Retirement 2040 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	291,293
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,056,201

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		17,725,057
Gross Unrealized Appreciation		3,196,146
Gross Unrealized Depreciation		(139,945)
Net Unrealized Appreciation (Depreciation)		3,056,201

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	272,240	248,613
Issued in Lieu of Cash Distributions	13,000	9,301
Redeemed	(88,336)	(43,745)
Net Increase (Decrease) in Shares Outstanding	196,904	214,169

At September 30, 2018, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

16

Institutional Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,675	NA1	NA1	5	—	52	—	748
Vanguard Total
Bond Market II
Index Fund	1,452,659	1,162,856	332,564	—	(72,223)	48,121	346	2,210,728
Vanguard Total
International Bond
Index Fund	585,456	311,724	2,140	—	(669)	16,016	—	894,371
Vanguard Total
International Stock
Index Fund	5,044,829	2,272,423	146,880	(3,565)	(115,337)	168,196	—	7,051,470
Vanguard Total
Stock Market
Index Fund	7,780,246	2,304,079	783,105	1,128	1,321,593	171,110	—	10,623,941
Total	14,865,865	6,051,082	1,264,689	(2,432)	1,133,364	403,495	346	20,781,258
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

17

Institutional Target Retirement 2045 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VITLX
30-Day SEC Yield	2.28%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	2.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

18

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2045
Fund*	9.92%	8.44%	$130,273,938
Target 2045 Composite Index	10.15	8.68	131,190,128
Mixed-Asset Target 2045 Funds
Average	9.11	7.66	127,214,642
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Institutional Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

20

Institutional Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	128,857,157	9,387,244

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	359,433,328	6,239,763

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	119,293,335	1,232,300

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	23,258,793	506,111
Total Investment Companies (Cost $14,771,534)		17,365,418
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $866)	8,661	866
Total Investments (99.9%) (Cost $14,772,400)		17,366,284
Other Assets and Liabilities (0.1%)
Other Assets		84,717
Liabilities		(67,702)
		17,015
Net Assets (100%)
Applicable to 699,378,949 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,383,299
Net Asset Value Per Share		$24.86

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Institutional Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	17,366,284
Receivables for Investment Securities Sold	49,641
Receivables for Accrued Income	3,281
Receivables for Capital Shares Issued	31,785
Other Assets	10
Total Assets	17,451,001
Liabilities
Payables for Investment Securities Purchased	3,280
Payables for Capital Shares Redeemed	64,422
Total Liabilities	67,702
Net Assets	17,383,299

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	14,551,458
Undistributed Net Investment Income	240,468
Accumulated Net Realized Losses	(2,511)
Unrealized Appreciation (Depreciation)	2,593,884
Net Assets	17,383,299

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	331,939
Net Investment Income—Note B	331,939
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	205
Affiliated Funds Sold	(2,139)
Futures Contracts	(539)
Realized Net Gain (Loss)	(2,473)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	990,917
Net Increase (Decrease) in Net Assets Resulting from Operations	1,320,383

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331,939	219,189
Realized Net Gain (Loss)	(2,473)	2,638
Change in Unrealized Appreciation (Depreciation)	990,917	1,297,074
Net Increase (Decrease) in Net Assets Resulting from Operations	1,320,383	1,518,901
Distributions
Net Investment Income	(252,433)	(147,574)
Realized Capital Gain[1]	(2,112)	(873)
Total Distributions	(254,545)	(148,447)
Capital Share Transactions
Issued	5,744,083	4,325,560
Issued in Lieu of Cash Distributions	251,301	146,968
Redeemed	(1,731,660)	(778,614)
Net Increase (Decrease) from Capital Share Transactions	4,263,724	3,693,914
Total Increase (Decrease)	5,329,562	5,064,368
Net Assets
Beginning of Period	12,053,737	6,989,369
End of Period[2]	17,383,299	12,053,737

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,946,000 and $493,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $240,468,000 and $160,962,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2045 Fund

Financial Highlights

				June 26,
	Year Ended September 30,			2015[1] to
For a Share Outstanding				Sept. 30,
Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.05	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.538	.497	.464	.149
Capital Gain Distributions Received [2]	—	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	1.730	2.833	1.736	(2.079)
Total from Investment Operations	2.268	3.331	2.202	(1.930)
Distributions
Dividends from Net Investment Income	(. 454)	(. 389)	(.162)	—
Distributions from Realized Capital Gains	(.004)	(.002)	—	—
Total Distributions	(. 458)	(. 391)	(.162)	—
Net Asset Value, End of Period	$24.86	$23.05	$20.11	$18.07

Total Return	9.92%	16.87%	12.24%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,383	$12,054	$6,989	$2,317
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.23%	2.33%	2.42%	2.79%[3]
Portfolio Turnover Rate	6%	5%	1%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

26

Institutional Target Retirement 2045 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

27

Institutional Target Retirement 2045 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	242,046
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,589,795

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		14,776,489
Gross Unrealized Appreciation		2,700,369
Gross Unrealized Depreciation		(110,574)
Net Unrealized Appreciation (Depreciation)		2,589,795

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	237,715	203,890
Issued in Lieu of Cash Distributions	10,532	7,367
Redeemed	(71,706)	(35,984)
Net Increase (Decrease) in Shares Outstanding	176,541	175,273

At September 30, 2018, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,581	NA1	NA1	3	—	69	—	866
Vanguard Total
Bond Market II
Index Fund	856,136	640,091	222,242	(1,430)	(40,255)	27,678	205	1,232,300
Vanguard Total
International Bond
Index Fund	351,712	154,793	—	—	(394)	9,352	—	506,111
Vanguard Total
International Stock
Index Fund	4,305,441	2,135,586	88,322	(2,454)	(110,488)	146,197	—	6,239,763
Vanguard Total
Stock Market
Index Fund	6,529,807	2,323,343	609,702	1,742	1,142,054	148,643	—	9,387,244
Total	12,046,677	5,253,813	920,266	(2,139)	990,917	331,939	205	17,366,284
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

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Institutional Target Retirement 2050 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VTRLX
30-Day SEC Yield	2.29%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	2.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

30

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2050
Fund*	9.88%	8.44%	$130,261,104
Target 2050 Composite Index	10.15	8.68	131,190,128
Mixed-Asset Target 2050 Funds
Average	9.09	7.64	127,165,297
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

31

Institutional Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

32

Institutional Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	91,435,651	6,661,087

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	255,632,402	4,437,779

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	84,804,071	876,026

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	16,454,197	358,043
Total Investment Companies (Cost $10,630,219)		12,332,935
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $681)	6,811	681
Total Investments (99.9%) (Cost $10,630,900)		12,333,616
Other Assets and Liabilities (0.1%)
Other Assets		89,320
Liabilities		(72,495)
		16,825
Net Assets (100%)
Applicable to 496,437,097 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,350,441
Net Asset Value Per Share		$24.88

33

Institutional Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	12,333,616
Receivables for Investment Securities Sold	56,727
Receivables for Accrued Income	2,482
Receivables for Capital Shares Issued	30,090
Other Assets	21
Total Assets	12,422,936
Liabilities
Payables for Investment Securities Purchased	2,337
Payables for Capital Shares Redeemed	70,158
Total Liabilities	72,495
Net Assets	12,350,441

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	10,484,123
Undistributed Net Investment Income	167,815
Accumulated Net Realized Losses	(4,213)
Unrealized Appreciation (Depreciation)	1,702,716
Net Assets	12,350,441

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	228,776
Other Income	146
Net Investment Income—Note B	228,922
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	137
Affiliated Funds Sold	(3,813)
Futures Contracts	(293)
Realized Net Gain (Loss)	(3,969)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	672,212
Net Increase (Decrease) in Net Assets Resulting from Operations	897,165

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	228,922	141,810
Realized Net Gain (Loss)	(3,969)	1,886
Change in Unrealized Appreciation (Depreciation)	672,212	838,364
Net Increase (Decrease) in Net Assets Resulting from Operations	897,165	982,060
Distributions
Net Investment Income	(165,211)	(90,785)
Realized Capital Gain[1]	(1,818)	(502)
Total Distributions	(167,029)	(91,287)
Capital Share Transactions
Issued	4,756,671	3,268,759
Issued in Lieu of Cash Distributions	164,754	90,205
Redeemed	(1,251,343)	(628,910)
Net Increase (Decrease) from Capital Share Transactions	3,670,082	2,730,054
Total Increase (Decrease)	4,400,218	3,620,827
Net Assets
Beginning of Period	7,950,223	4,329,396
End of Period[2]	12,350,441	7,950,223

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,707,000 and $287,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $167,815,000 and $104,104,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Institutional Target Retirement 2050 Fund

Financial Highlights

				June 26,
				2015[1] to
For a Share Outstanding	Year Ended September 30,			Sept. 30,
Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.07	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.542	.503	.466	.149
Capital Gain Distributions Received [2]	—	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	1.718	2.838	1.732	(2.079)
Total from Investment Operations	2.260	3.342	2.200	(1.930)
Distributions
Dividends from Net Investment Income	(. 445)	(. 380)	(.160)	—
Distributions from Realized Capital Gains	(.005)	(.002)	—	—
Total Distributions	(. 450)	(. 382)	(.160)	—
Net Asset Value, End of Period	$24.88	$23.07	$20.11	$18.07

Total Return	9.88%	16.92%	12.23%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,350	$7,950	$4,329	$1,259
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.24%	2.34%	2.43%	2.81%[3]
Portfolio Turnover Rate	5%	5%	1%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

38

Institutional Target Retirement 2050 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

39

Institutional Target Retirement 2050 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	168,116
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,698,202

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		10,635,414
Gross Unrealized Appreciation		1,783,751
Gross Unrealized Depreciation		(85,549)
Net Unrealized Appreciation (Depreciation)		1,698,202

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	196,601	153,901
Issued in Lieu of Cash Distributions	6,899	4,519
Redeemed	(51,709)	(29,024)
Net Increase (Decrease) in Shares Outstanding	151,791	129,396

At September 30, 2018, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

40

Institutional Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,047	NA1	NA1	3	—	67	—	681
Vanguard Total
Bond Market II
Index Fund	559,679	493,838	149,077	(1,103)	(27,311)	19,012	137	876,026
Vanguard Total
International Bond
Index Fund	231,846	126,479	—	—	(282)	6,298	—	358,043
Vanguard Total
International Stock
Index Fund	2,840,923	1,744,303	62,573	(2,999)	(81,875)	100,780	—	4,437,779
Vanguard Total
Stock Market
Index Fund	4,310,066	1,873,211	304,156	286	781,680	102,619	—	6,661,087
Total	7,944,561	4,237,831	515,806	(3,813)	672,212	228,776	137	12,333,616

1	Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

41

Institutional Target Retirement 2055 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VIVLX
30-Day SEC Yield	2.30%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	2.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

42

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2055
Fund*	9.84%	8.44%	$130,247,126
Target 2055 Composite Index	10.15	8.68	131,190,129
Mixed-Asset Target 2055+ Funds
Average	9.53	7.94	128,299,181
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

Institutional Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

44

Institutional Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	40,620,063	2,959,172

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	113,528,765	1,970,859

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	37,724,802	389,697

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	7,282,637	158,470
Total Investment Companies (Cost $4,798,208)		5,478,198
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $1,254)	12,538	1,254
Total Investments (99.8%) (Cost $4,799,462)		5,479,452
Other Assets and Liabilities (0.2%)
Other Assets		46,661
Liabilities		(37,602)
		9,059
Net Assets (100%)
Applicable to 220,228,678 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,488,511
Net Asset Value Per Share		$24.92

45

Institutional Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	5,479,452
Receivables for Investment Securities Sold	27,834
Receivables for Accrued Income	1,036
Receivables for Capital Shares Issued	17,785
Other Assets	6
Total Assets	5,526,113
Liabilities
Payables for Investment Securities Purchased	1,036
Payables for Capital Shares Redeemed	36,566
Total Liabilities	37,602
Net Assets	5,488,511

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,738,132
Undistributed Net Investment Income	72,564
Accumulated Net Realized Losses	(2,175)
Unrealized Appreciation (Depreciation)	679,990
Net Assets	5,488,511

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	97,893
Net Investment Income—Note B	97,893
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	57
Affiliated Funds Sold	(2,044)
Futures Contracts	(44)
Realized Net Gain (Loss)	(2,031)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	285,834
Net Increase (Decrease) in Net Assets Resulting from Operations	381,696

See accompanying Notes, which are an integral part of the Financial Statements.

47

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,893	54,997
Realized Net Gain (Loss)	(2,031)	972
Change in Unrealized Appreciation (Depreciation)	285,834	325,002
Net Increase (Decrease) in Net Assets Resulting from Operations	381,696	380,971
Distributions
Net Investment Income	(66,180)	(31,435)
Realized Capital Gain[1]	(970)	(131)
Total Distributions	(67,150)	(31,566)
Capital Share Transactions
Issued	2,472,995	1,588,184
Issued in Lieu of Cash Distributions	66,096	31,142
Redeemed	(577,670)	(283,411)
Net Increase (Decrease) from Capital Share Transactions	1,961,421	1,335,915
Total Increase (Decrease)	2,275,967	1,685,320
Net Assets
Beginning of Period	3,212,544	1,527,224
End of Period[2]	5,488,511	3,212,544

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $939,000 and $87,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $72,564,000 and $40,851,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Institutional Target Retirement 2055 Fund

Financial Highlights

				June 26,
				2015[1] to
	Year Ended September 30,
For a Share Outstanding				Sept. 30,
Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.10	$20.11	$18.08	$20.00
Investment Operations
Net Investment Income[2]	.547	.506	.470	.157
Capital Gain Distributions Received [2]	—	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	1.709	2.845	1.718	(2.077)
Total from Investment Operations	2.256	3.352	2.189	(1.920)
Distributions
Dividends from Net Investment Income	(. 430)	(. 360)	(.158)	—
Distributions from Realized Capital Gains	(. 006)	(. 002)	(. 001)	—
Total Distributions	(. 436)	(. 362)	(.159)	—
Net Asset Value, End of Period	$24.92	$23.10	$20.11	$18.08

Total Return	9.84%	16.95%	12.16%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,489	$3,213	$1,527	$373
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.26%	2.36%	2.47%	3.05%[3]
Portfolio Turnover Rate	5%	6%	1%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

50

Institutional Target Retirement 2055 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

51

Institutional Target Retirement 2055 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	72,784
Undistributed Long-Term Gains	31
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	677,564

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		4,801,888
Gross Unrealized Appreciation		716,909
Gross Unrealized Depreciation		(39,345)
Net Unrealized Appreciation (Depreciation)		677,564

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	102,186	74,615
Issued in Lieu of Cash Distributions	2,762	1,558
Redeemed	(23,816)	(13,002)
Net Increase (Decrease) in Shares Outstanding	81,132	63,171

At September 30, 2018, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

52

Institutional Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2,132	NA1	NA1	2	—	37	—	1,254
Vanguard Total
Bond Market II
Index Fund	225,447	239,997	63,817	(428)	(11,502)	8,101	57	389,697
Vanguard Total
International Bond
Index Fund	93,488	65,137	—	—	(155)	2,631	—	158,470
Vanguard Total
International Stock
Index Fund	1,145,876	890,615	28,079	(1,752)	(35,801)	43,161	—	1,970,859
Vanguard Total
Stock Market
Index Fund	1,742,584	1,024,622	141,460	134	333,292	43,963	—	2,959,172
Total	3,209,527	2,220,371	233,356	(2,044)	285,834	97,893	57	5,479,452
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

53

Institutional Target Retirement 2060 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VILVX
30-Day SEC Yield	2.29%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

54

Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2060
Fund*	9.83%	8.42%	$130,166,124
Target 2060 Composite Index	10.15	8.68	131,190,129
Mixed-Asset Target 2055+ Funds
Average	9.53	7.94	128,299,181
MSCI US Broad Market Index	17.62	12.34	146,201,479

For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

55

Institutional Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2018

56

Institutional Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Institutional Shares	11,343,435	826,369

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	31,740,984	551,024

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	10,386,462	107,292

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	2,107,361	45,856
Total Investment Companies (Cost $1,365,258)		1,530,541
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $168)	1,679	168
Total Investments (99.7%) (Cost $1,365,426)		1,530,709
Other Assets and Liabilities (0.3%)
Other Assets		19,695
Liabilities		(15,407)
		4,288
Net Assets (100%)
Applicable to 61,604,059 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,534,997
Net Asset Value Per Share		$24.92

57

Institutional Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	1,530,709
Receivables for Investment Securities Sold	12,234
Receivables for Accrued Income	405
Receivables for Capital Shares Issued	7,052
Other Assets	4
Total Assets	1,550,404
Liabilities
Payables for Investment Securities Purchased	290
Payables for Capital Shares Redeemed	15,117
Total Liabilities	15,407
Net Assets	1,534,997

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,350,351
Undistributed Net Investment Income	20,220
Accumulated Net Realized Losses	(857)
Unrealized Appreciation (Depreciation)	165,283
Net Assets	1,534,997

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	26,666
Other Income	115
Net Investment Income—Note B	26,781
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	15
Affiliated Funds Sold	(817)
Futures Contracts	(5)
Realized Net Gain (Loss)	(807)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	74,473
Net Increase (Decrease) in Net Assets Resulting from Operations	100,447

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,781	13,084
Realized Net Gain (Loss)	(807)	139
Change in Unrealized Appreciation (Depreciation)	74,473	76,789
Net Increase (Decrease) in Net Assets Resulting from Operations	100,447	90,012
Distributions
Net Investment Income	(16,365)	(7,097)
Realized Capital Gain[1]	(152)	(28)
Total Distributions	(16,517)	(7,125)
Capital Share Transactions
Issued	821,039	479,635
Issued in Lieu of Cash Distributions	16,151	7,005
Redeemed	(195,143)	(95,004)
Net Increase (Decrease) from Capital Share Transactions	642,047	391,636
Total Increase (Decrease)	725,977	474,523
Net Assets
Beginning of Period	809,020	334,497
End of Period[2]	1,534,997	809,020

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $144,000 and $22,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,220,000 and $9,804,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Financial Highlights

				June 26,
				2015[1] to
For a Share Outstanding	Year Ended September 30,			Sept. 30,
Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.08	$20.10	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.554	.511	.466	.135
Capital Gain Distributions Received [2]	—	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	1.699	2.828	1.729	(2.065)
Total from Investment Operations	2.253	3.340	2.196	(1.930)
Distributions
Dividends from Net Investment Income	(. 409)	(. 359)	(.165)	—
Distributions from Realized Capital Gains	(. 004)	(. 001)	(. 001)	—
Total Distributions	(. 413)	(. 360)	(.166)	—
Net Asset Value, End of Period	$24.92	$23.08	$20.10	$18.07

Total Return	9.83%	16.90%	12.21%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,535	$809	$334	$95
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.38%	2.45%	2.53%[3]
Portfolio Turnover Rate	5%	7%	4%	4%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2060 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Institutional Target Retirement 2060 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	20,261
Undistributed Long-Term Gains	11
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	164,374

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		1,366,335
Gross Unrealized Appreciation		177,031
Gross Unrealized Depreciation		(12,657)
Net Unrealized Appreciation (Depreciation)		164,374

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	33,921	22,464
Issued in Lieu of Cash Distributions	675	351
Redeemed	(8,051)	(4,397)
Net Increase (Decrease) in Shares Outstanding	26,545	18,418

At September 30, 2018, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,282	NA1	NA1	—	—	20	—	168
Vanguard Total
Bond Market II
Index Fund	56,647	72,685	18,828	(125)	(3,087)	2,190	15	107,292
Vanguard Total
International Bond
Index Fund	23,598	22,948	656	(10)	(24)	692	—	45,856
Vanguard Total
International Stock
Index Fund	290,323	283,764	11,210	(648)	(11,205)	11,765	—	551,024
Vanguard Total
Stock Market
Index Fund	435,873	325,010	23,269	(34)	88,789	11,999	—	826,369
Total	807,723	704,407	53,963	(817)	74,473	26,666	15	1,530,709
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

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Institutional Target Retirement 2065 Fund

Fund Profile
As of September 30, 2018

Total Fund Characteristics
Ticker Symbol	VSXFX
30-Day SEC Yield	2.47%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.2%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 25, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2065 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2018, the acquired fund fees and expenses were 0.09%.

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Institutional Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2018
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(7/12/2017)	Investment
Institutional Target Retirement 2065
Fund*	9.93%	11.61%	$114,325,096
Target 2065 Composite Index	10.15	11.65	114,385,097
Mixed-Asset Target 2055+ Funds
Average	9.53	11.28	113,914,181
MSCI US Broad Market Index	17.62	17.66	121,929,487

For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Institutional Target Retirement 2065 Fund

Fiscal-Year Total Returns (%): July 12, 2017, Through September 30, 2018

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Institutional Target Retirement 2065 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	718,536	52,345

International Stock Fund (35.6%)
Vanguard Total International Stock Index Fund Investor Shares	1,988,332	34,517

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	654,958	6,766

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	132,921	2,892
Total Investment Companies (Cost $94,303)		96,520
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.209% (Cost $1)	6	1
Total Investments (99.6%) (Cost $94,304)		96,521
Other Assets and Liabilities (0.4%)
Other Assets		921
Liabilities		(538)
		383
Net Assets (100%)
Applicable to 4,270,343 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		96,904
Net Asset Value Per Share		$22.69

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Institutional Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	96,521
Receivables for Investment Securities Sold	363
Receivables for Accrued Income	18
Receivables for Capital Shares Issued	540
Total Assets	97,442
Liabilities
Payables for Investment Securities Purchased	18
Payables for Capital Shares Redeemed	478
Other Liabilities	42
Total Liabilities	538
Net Assets	96,904

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	93,660
Undistributed Net Investment Income	1,074
Accumulated Net Realized Losses	(47)
Unrealized Appreciation (Depreciation)	2,217
Net Assets	96,904

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

70

Institutional Target Retirement 2065 Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,177
Other Income	8
Net Investment Income—Note B	1,185
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	(43)
Futures Contracts	(1)
Realized Net Gain (Loss)	(44)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	2,145
Net Increase (Decrease) in Net Assets Resulting from Operations	3,286

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2065 Fund

Statement of Changes in Net Assets

		July 12,
	Year Ended	2017[1] to
	September 30,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,185	20
Realized Net Gain (Loss)	(44)	—
Change in Unrealized Appreciation (Depreciation)	2,145	72
Net Increase (Decrease) in Net Assets Resulting from Operations	3,286	92
Distributions
Net Investment Income	(131)	—
Realized Capital Gain [2]	(3)	—
Total Distributions	(134)	—
Capital Share Transactions
Issued	125,010	5,581
Issued in Lieu of Cash Distributions	133	—
Redeemed	(36,854)	(210)
Net Increase (Decrease) from Capital Share Transactions	88,289	5,371
Total Increase (Decrease)	91,441	5,463
Net Assets
Beginning of Period	5,463	—
End of Period[3]	96,904	5,463

1 Inception.
2 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,000 and $0 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,074,000 and $20,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2065 Fund

Financial Highlights

		July 12,
	Year Ended	2017[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$20.80	$20.00
Investment Operations
Net Investment Income[2]	.555	.197
Capital Gain Distributions Received [2]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.503	0.603
Total from Investment Operations	2.058	0.800
Distributions
Dividends from Net Investment Income	(.165)	—
Distributions from Realized Capital Gains	(.003)	—
Total Distributions	(.168)	—
Net Asset Value, End of Period	$22.69	$20.80

Total Return	9.93%	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$97	$5
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	2.51%	4.33%[3]
Portfolio Turnover Rate	28%	133%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Asset and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2017–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Institutional Target Retirement 2065 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Institutional Target Retirement 2065 Fund

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,072
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(45)
Net Unrealized Gains (Losses)	2,217

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

		Amount
		($000)
Tax Cost		94,304
Gross Unrealized Appreciation		3,547
Gross Unrealized Depreciation		(1,330)
Net Unrealized Appreciation (Depreciation)		2,217

E. Capital shares issued and redeemed were:
	Year Ended	July 12, 2017[1] to
	September 30, 2018	September 30, 2018
	Shares	Shares
	(000)	(000)
Issued	5,679	273
Issued in Lieu of Cash Distributions	6	—
Redeemed	(1,677)	(10)
Net Increase (Decrease) in Shares Outstanding	4,008	263
1 Inception.

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Institutional Target Retirement 2065 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	86	NA1	NA1	—	—	5	—	1
Vanguard Total
Bond Market II
Index Fund	377	7,602	1,109	(6)	(98)	88	—	6,766
Vanguard Total
International Bond
Index Fund	161	3,197	465	(3)	2	22	—	2,892
Vanguard Total
International Stock
Index Fund Investor
Shares	1,946	37,622	3,862	(38)	(1,151)	518	—	34,517
Vanguard Total
International Stock
Index Fund
ETF Shares[2]	—	221	221	—	—	—	—	—
Vanguard Total
Stock Market
Index Fund
Institutional Shares	2,911	52,366	6,326	2	3,392	544	—	52,345
Vanguard Total
Stock Market
Index Fund
ETF Shares[2]	—	1,204	1,206	2	—	—	—	—
Total	5,481	102,212	13,189	(43)	(2,145)	1,177	—	96,521
1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 The fund invested in ETF Shares during the period, but sold their positions before period end.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of each of the funds indicated in the table below (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Vanguard Institutional Target Retirement 2040 Fund	Statements of operations for the year ended
Vanguard Institutional Target Retirement 2045 Fund	September 30, 2018 and statements of changes in
Vanguard Institutional Target Retirement 2050 Fund	net assets for each of the two years in the period
Vanguard Institutional Target Retirement 2055 Fund	ended September 30, 2018
Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund	Statement of operations for the year ended
September 30, 2018 and statement of changes
in net assets for the year ended September 30, 2018
and for the period July 12, 2017 (inception) through
September 30, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

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presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040	328
Institutional Target Retirement 2045	164
Institutional Target Retirement 2050	110
Institutional Target Retirement 2055	37
Institutional Target Retirement 2060	8
Institutional Target Retirement 2065	—

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For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040	214,172
Institutional Target Retirement 2045	180,933
Institutional Target Retirement 2050	118,155
Institutional Target Retirement 2055	47,292
Institutional Target Retirement 2060	11,716
Institutional Target Retirement 2065	92

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement 2040	37.3%
Institutional Target Retirement 2045	39.2
Institutional Target Retirement 2050	39.1
Institutional Target Retirement 2055	39.1
Institutional Target Retirement 2060	38.9
Institutional Target Retirement 2065	37.9

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement 2040	185,886	11,006
Institutional Target Retirement 2045	157,291	9,552
Institutional Target Retirement 2050	108,266	6,584
Institutional Target Retirement 2055	46,293	2,819
Institutional Target Retirement 2060	12,591	768
Institutional Target Retirement 2065	544	34

Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,047.68	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,050.27	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,050.23	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,050.15	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,050.15	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,049.49	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,024.62	$0.46

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Target Retirement Funds or the owners of the Institutional Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Target Retirement Funds. Investors acquire the Institutional Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Target Retirement Funds. The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Target Retirement Funds.

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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES

OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730B 112018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan
Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2018: $34,000
Fiscal Year Ended September 30, 2017: $35,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2018: $9,734,277
Fiscal Year Ended September 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the
Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2018: $5,581,336
Fiscal Year Ended September 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2018: $0
Fiscal Year Ended September 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing
Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-
audit services provided to: the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”).
The Registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph
Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 16, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216,
Incorporated by Reference.